FIRST ALLMERICA FINANCIAL LIFE
INSURANCE COMPANY

                                                    ALLMERICA SELECT RESOURCE II
                                                       VARIABLE ANNUITY CONTRACT

PROFILE             THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT
MAY 1, 1998         POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING
                    THE ALLMERICA SELECT RESOURCE II VARIABLE ANNUITY CONTRACT.
                    THE CONTRACT IS MORE FULLY DESCRIBED LATER IN THIS
                    PROSPECTUS. PLEASE READ THE PROSPECTUS CAREFULLY.

1.  THE ALLMERICA SELECT RESOURCE II VARIABLE ANNUITY CONTRACT

The Allmerica Select Resource II variable annuity contract is a contract between you and First Allmerica Financial Life Insurance Company. It is designed to help you accumulate assets for your retirement or other important financial goals on a tax-deferred basis.

Allmerica Select Resource II offers a diverse selection of money managers and investment options. You may allocate your payments among any of 14 variable investment portfolios, a number of Guarantee Period Accounts and the Fixed Account. This range of investment choices enables you to allocate your money to meet your particular investment needs. Transfers between accounts do not create a taxable event.

Variable investments are subject to fluctuations in market value, and may increase or decrease the value of your contract over time. Investments in either the Fixed Account or the Guarantee Period Accounts offer rates of return and protection of principal that are guaranteed by the Company.

Annuities typically have two phases; an ACCUMULATION PHASE and, if you annuitize, an ANNUITY PAYOUT PHASE. During the ACCUMULATION PHASE you can make payments into the contract on any frequency. Earnings from your investments accumulate on a tax deferred basis. Withdrawals from your contract during the ACCUMULATION PHASE are subject to taxes on earnings and any pre-tax payments made to the contract when you withdraw them. A federal tax penalty may apply if you withdraw prior to age 59 1/2. The ANNUITY PAYOUT PHASE occurs when you begin receiving regular payments from your contract. The amount of money you are able to accumulate in your contract during the ACCUMULATION PHASE will determine the amount of your payments during the ANNUITY PAYOUT PHASE. This accumulation is based on the amount of your payments, and any gain or loss from your investments.

2.  ANNUITY PAYMENTS TO YOU

Before beginning to receive payments from your annuity, you will want to decide the form those payments will take. If you would like to receive a regular income from your annuity, you may select one of six annuity options: (1) periodic payments for your lifetime; (2) periodic payments for your lifetime, but not for less than 120 months; (3) periodic payments for your lifetime with the guarantee that if payments to you are less than the accumulated value a refund of the remaining value will be paid: (4) periodic payments for your lifetime and your survivor's lifetime; (5) periodic payments for your lifetime and your survivor's lifetime with the payment to the survivor being reduced to 2/3; and (6) periodic payments for a specified period of 1 to 30 years.

You can also choose whether you want your annuity payments on a variable basis (subject to fluctuation based on investment performance), on a fixed basis (with benefit payments guaranteed at a fixed amount), or on a combination variable and fixed basis. Once payments begin, the annuity option cannot be changed.

3.  PURCHASING THIS CONTRACT

Allmerica Select contracts are sold through a network of independent financial representatives. We suggest you and your representative review this information and that your representative assist you in completing any forms. The initial payment into this contract must be at least $1,000 and each subsequent payment must be at least $50. Other than these conditions, there is no fixed schedule for making payments, nor any limits as to payment frequency.

4.  INVESTMENT OPTIONS

You have full investment control over the contract and you may allocate money to the following funds:

                                              FUND                       INVESTMENT ADVISER
                                --------------------------------  --------------------------------
International Funds             Select Emerging Markets Fund      Schroder Capital Management
                                                                  International Inc.
                                Select International Equity Fund  Bank of Ireland Asset
                                                                  Management (U.S.) Limited
                                T. Rowe Price International       Rowe Price-Fleming
                                Stock Portfolio                   International, Inc.

Aggressive Growth Funds         Select Aggressive Growth Fund     Nicholas-Applegate Capital
                                                                  Management, L.P.
                                Select Capital Appreciation Fund  T. Rowe Price Associates, Inc.
                                Select Value Opportunity Fund     Cramer Rosenthal McGlynn, LLC

Growth Funds                    Select Growth Fund                Putnam Investment Management,
                                                                  Inc.
                                Select Strategic Growth Fund      Cambiar Investors, Inc.
                                Fidelity VIP Growth Portfolio     Fidelity Management and Research
                                                                  Company

Growth and Income Funds         Select Growth and Income Fund     John A. Levin & Co., Inc.
                                Fidelity VIP Equity-Income        Fidelity Management and Research
                                Portfolio                         Company

High Income Fund                Fidelity VIP High Income          Fidelity Management and Research
                                Portfolio                         Company

Income Fund                     Select Income Fund                Standish, Ayer & Wood, Inc.

Money Market Fund               Money Market Fund                 Allmerica Asset Management, Inc.

You may also allocate money among the Guarantee Period Accounts and the Fixed Account. The Guarantee Period Accounts offer interest rates that are guaranteed for a specific period of time. The Fixed Account guarantees a minimum rate of interest which may vary from time to time but will not be less than 3%.

5.  EXPENSES

The Contract has insurance features and investment features, and there are costs related to each. Each year a $30 contract fee is deducted from your Contract. This charge is waived if the value of the Contract is at least $50,000 or the Contract is issued to and maintained by the Trustees of a 401(k) plan. Also insurance charges are deducted which total 1.40% of the average daily value of amounts allocated to the investment portfolios.

There are also investment management charges which range from 0.35% to 2.00% of the average daily value of the investment portfolio depending upon the investment portfolio. When you make a withdrawal or you begin receiving regular annuity benefit payments from your annuity, a state premium tax, which varies depending upon the state of residency, may apply.

If a payment remains in your account for more than seven years, you will not incur any sales charge on that amount. However, a contingent deferred sales charge may apply to withdrawals of amounts invested seven years or less on a declining scale between 6.5% and 1%, depending on which year the withdrawal is made.

The following chart is designed to help you understand the charges in your contract. The column "Total Annual Charges" combines the $30 contract fee (which is represented as 0.04%), the 1.40% insurance charges and the investment charges for each fund. The next two columns show two examples of the charges you would pay in dollar amounts. The examples assume you invest $1,000, earn 5% annually and withdraw your money: (1) at the end of year 1, and (2) at the end of year
10. Year 1 includes Total Annual Charges as well as the surrender charges. Year 10, shows the aggregate of all the annual charges assessed for 10 years, with no surrender charge. Premium tax is assumed to be 0% in both examples.

                                                                                                          EXAMPLES:
                                                                                                        TOTAL ANNUAL
                                                                                                         EXPENSES AT
                                                                                                           END OF
-----------------------------------------------------------------------------------------------------------------------

                                                      TOTAL ANNUAL      TOTAL ANNUAL   TOTAL ANNUAL    (1)       (2)
FUND                                                INSURANCE CHARGES   FUND CHARGES     CHARGES      1 YEAR   10 YEARS
-----------------------------------------------------------------------------------------------------------------------
Select Emerging Markets Fund*                             1.44%             2.00%          3.44%       $94       $369
Select International Equity Fund                          1.44%             1.12%          2.56%       $86       $286
T. Rowe Price International Stock Portfolio               1.44%             1.05%          2.49%       $85       $279
Select Aggressive Growth Fund                             1.44%             0.98%          2.42%       $84       $272
Select Capital Appreciation Fund                          1.44%             1.10%          2.54%       $85       $284
Select Value Opportunity Fund                             1.44%             1.04%          2.48%       $85       $278
Select Growth Fund                                        1.44%             0.93%          2.37%       $84       $267
Select Strategic Growth Fund*                             1.44%             0.98%          2.42%       $84       $272
Fidelity VIP Growth Portfolio                             1.44%             0.69%          2.13%       $81       $243
Select Growth and Income Fund                             1.44%             0.77%          2.21%       $82       $251
Fidelity VIP Equity-Income Portfolio                      1.44%             0.58%          2.02%       $80       $231
Fidelity VIP High Income Portfolio                        1.44%             0.71%          2.15%       $82       $245
Select Income Fund                                        1.44%             0.71%          2.15%       $82       $245
Money Market Fund                                         1.44%             0.35%          1.79%       $78       $207
-----------------------------------------------------------------------------------------------------------------------

* For newly formed funds, fund expenses have been estimated.

The charges reflect any applicable expense reimbursements and/or fee waivers. For more detailed information, see the Fund Expense Table in the Prospectus.

6.  TAXES

Your earnings are not taxed until you take them out. Any withdrawals during the accumulation phase will be first treated as earnings and are taxed as income. If you take money out before age 59 1/2, you may be subject to a 10% federal tax penalty on the earnings. Payments during the annuity payout phase are considered partly a return of your original investment. The "original investment" part of each payment is not taxable as income. However, if this contract is used as part of a qualified retirement program (such as a 401(k) plan), then the entire income payment will be taxable.

7.  WITHDRAWALS

The contract is structured as a long-term investment opportunity, which always gives you access to your money. You may withdraw without surrender charges the greatest of: (1) 100% of the accumulated earnings, (2) 10% of the total account value per calendar year, or (3) if you are both an Owner and the Annuitant, an amount based on your life expectancy. (Similarly, no surrender charge will apply if an amount is withdrawn based on the Annuitant's life expectancy and the Owner is a trust or other nonnatural person.)

Amounts allocated to the Guarantee Period Account will be subject to a market value adjustment, which may increase or decrease the value, if withdrawn before the end of the guarantee period.

8.  PERFORMANCE

The value of your contract will vary up or down depending on the investment performance of the funds you choose. The following chart illustrates past returns for the funds since the inception of each Sub-Account. The performance figures reflect the contract fee, the insurance charges, the investment charges and all other expenses of the fund. They do not reflect the surrender charges which, if applied, would reduce such performance. Past performance is not a guarantee of future results.

                                                                       CALENDAR YEAR
                                                              -------------------------------
FUND                                                            1997       1996       1995
------------------------------------------------------------  ---------  ---------  ---------
Select Emerging Markets Fund                                     N/A        N/A        N/A
Select International Equity Fund                                3.16%     20.20%     17.94%
T. Rowe Price International Stock Portfolio                     1.63%     12.99%      9.57%
Select Aggressive Growth Fund                                  17.03%     16.85%     30.44%
Select Capital Appreciation Fund                               12.66%      7.24%       N/A
Select Value Opportunity Fund                                    N/A        N/A        N/A
Select Growth Fund                                             32.18%     20.27%     22.83%
Select Strategic Growth Fund                                     N/A        N/A        N/A
Fidelity VIP Growth Portfolio                                  21.74%     13.06%     33.41%
Select Growth and Income Fund                                  20.79%     19.53%     28.50%
Fidelity VIP Equity-Income Portfolio                           26.30%     12.64%     33.15%
Fidelity VIP High Income Portfolio                             16.01%     12.40%     18.98%
Select Income Fund                                              7.62%      1.82%     15.31%
Money Market Fund                                               3.97%      3.83%      4.33%

9.  DEATH BENEFIT

In addition to tax deferred growth, your contract provides valuable insurance features. If the annuitant dies during the accumulation phase, we will pay the beneficiary a death benefit. The death benefit is equal to the GREATEST of: (a) the accumulated value increased for any positive market value adjustment; (b) gross payments decreased proportionately to reflect any prior withdrawals; or
(c) the death benefit that would have been payable on the most recent contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of (a) the Accumulated Value (increased by any positive Market Value Adjustment) or (b) gross payments. The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of (a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment; (b) gross payments or (c) the locked-in value of the death benefit at the first anniversary. The greatest of (a), (b) or
(c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken.

If the owner is not the annuitant and dies during the accumulation phase, the death benefit will be equal to (a) above.

10.  ADDITIONAL FEATURES

FREE LOOK PERIOD: If you cancel your contract within 10 days after receiving it (or whatever period is required by your state), we will provide you with a refund in accordance with the terms of the contract's "Right to Examine Contract" provision.

WITHDRAWAL WITHOUT A SALES CHARGE: All surrender charges are waived if, after the contract is issued and before you attain age 65, you become disabled. Under contracts issued in New York, the disability also must exist for a continuous period of at least four months. In addition, except in New York where not permitted by state law, surrender charges will be waived if you are diagnosed with a fatal illness or confined in a medical care facility for 90 days after the first contract year.

DOLLAR COST AVERAGING: You may elect to automatically transfer money on a periodic basis from the Money Market Fund, Select Income Fund or Fixed Account to one or more of the other investment options. There is no charge for this service.

AUTOMATIC ACCOUNT REBALANCING: You may elect to automatically have your contract's accumulated value periodically reallocated ("rebalanced") among your chosen investment options to maintain your designated percentage allocation mix. There is no charge for this service.

11.  INQUIRIES

If you need more information you may contact us at 1-800-366-1492 or send correspondence to:

             Allmerica Select
             First Allmerica Financial
             P.O. Box 8179
             Boston, Massachusetts 02266-8179

        FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, WORCESTER, MA
           DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACTS
                       ALLMERICA SELECT SEPARATE ACCOUNT

This Prospectus describes interests under flexible payment deferred combination variable and fixed annuity contracts issued, either on a group basis or as individual contracts, by First Allmerica Financial Life Insurance Company ("Company") to individuals and businesses in connection with retirement plans or other long-term plans. (For information about the tax status when used with a particular type of plan, see "FEDERAL TAX CONSIDERATIONS.") Participation in a group contract will be accounted for by the issuance of a certificate while participation in an individual contract will be evidenced by the issuance of an individual contract. Certificates and individual contracts are referred to herein collectively as the "Contract(s)." The following is a summary of information about these Contracts. More detailed information can be found under the referenced captions in this Prospectus.

Contract values may accumulate on a variable basis in the Contract's Variable Account, known as the Allmerica Select Separate Account. The assets of the Variable Account are divided into Sub-Accounts, each investing exclusively in shares of one of the following funds:

               Fund                               Investment Adviser
----------------------------------  -----------------------------------------------
SELECT EMERGING MARKETS FUND        SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC.
SELECT INTERNATIONAL EQUITY FUND    BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED
T. ROWE PRICE INTERNATIONAL STOCK   ROWE PRICE-FLEMING INTERNATIONAL, INC.
  PORTFOLIO
SELECT AGGRESSIVE GROWTH FUND       NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, L.P.
SELECT CAPITAL APPRECIATION FUND    T. ROWE PRICE ASSOCIATES, INC.
SELECT VALUE OPPORTUNITY FUND       CRAMER ROSENTHAL MCGLYNN, LLC
SELECT GROWTH FUND                  PUTNAM INVESTMENT MANAGEMENT, INC.
SELECT STRATEGIC GROWTH FUND        CAMBIAR INVESTORS, INC.
FIDELITY VIP GROWTH PORTFOLIO       FIDELITY MANAGEMENT & RESEARCH COMPANY
SELECT GROWTH AND INCOME FUND       JOHN A. LEVIN & CO., INC.
FIDELITY VIP EQUITY-INCOME          FIDELITY MANAGEMENT & RESEARCH COMPANY
  PORTFOLIO
FIDELITY VIP HIGH INCOME PORTFOLIO  FIDELITY MANAGEMENT & RESEARCH COMPANY
SELECT INCOME FUND                  STANDISH, AYER & WOOD, INC.
MONEY MARKET FUND                   ALLMERICA ASSET MANAGEMENT, INC.

In most jurisdictions, values also may be allocated on a fixed basis to the Fixed Account, which is part of the Company's General Account and, during the accumulation period, to one or more of the Guarantee Period Accounts. Amounts allocated to the Fixed Account earn interest at a guaranteed rate for one year from the date allocated. Amounts allocated to a Guarantee Period Account earn a fixed rate of interest for the duration of the applicable Guarantee Period. The interest earned is guaranteed if held for the entire Guarantee Period. If withdrawn or transferred prior to the end of the Guarantee Period, the value may be increased or decreased by a Market Value Adjustment. Assets supporting allocations to the Guarantee Period Accounts in the accumulation phase are held in the Company's Separate Account GPA.

Additional information is contained in a Statement of Additional Information dated May 1, 1998, filed with the Securities and Exchange Commission and incorporated herein by reference. The Table of Contents of the Statement of Additional Information ("SAI") is on page 4 of this Prospectus. The SAI is available upon request and without charge through Allmerica Investments, Inc., Telephone 1-800-366-1492.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES OF THE ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND AND T. ROWE PRICE INTERNATIONAL SERIES, INC. THE FIDELITY VIP HIGH INCOME PORTFOLIO INVESTS IN HIGHER-YIELDING, LOWER-RATED DEBT SECURITIES (SEE "INVESTMENT OBJECTIVES AND POLICIES"). INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               DATED MAY 1, 1998

THE CONTRACTS ARE OBLIGATIONS OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, AND ARE DISTRIBUTED BY ALLMERICA INVESTMENTS, INC. THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR CREDIT UNION. THE CONTRACTS ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER FEDERAL AGENCY. INVESTMENTS IN THE CONTRACTS ARE SUBJECT TO VARIOUS RISKS, INCLUDING THE FLUCTUATION OF VALUE AND POSSIBLE LOSS OF PRINCIPAL.

THE CONTRACTS OFFERED BY THIS PROSPECTUS MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                               TABLE OF CONTENTS

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS...................     4
SPECIAL TERMS...........................................................     5
SUMMARY.................................................................     7
ANNUAL AND TRANSACTION EXPENSES.........................................    13
CONDENSED FINANCIAL INFORMATION.........................................    16
PERFORMANCE INFORMATION.................................................    18
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, THE TRUST, FIDELITY
 VIP AND T. ROWE PRICE..................................................    22
INVESTMENT OBJECTIVES AND POLICIES......................................    23
INVESTMENT ADVISORY SERVICES............................................    24
DESCRIPTION OF THE CONTRACT.............................................    27
  A.   Payments.........................................................    27
  B.   Right to Revoke Contract.........................................    27
  C.   Transfer Privilege...............................................    28
        Automatic Transfers and Automatic Account Rebalancing Options...    28
  D.   Surrender........................................................    29
  E.   Withdrawals......................................................    30
        Systematic Withdrawals..........................................    30
        Life Expectancy Distributions...................................    30
  F.   Death Benefit....................................................    31
        Death of the Annuitant Prior to the Annuity Date................    31
        Death of an Owner Who is Not Also the Annuitant Prior to the
        Annuity Date....................................................    31
        Payment of the Death Benefit Prior to the Annuity Date..........    32
        Death of the Annuitant On or After the Annuity Date.............    32
  G.   The Spouse of the Owner as Beneficiary...........................    32
  H.   Assignment.......................................................    32
  I.   Electing the Form of Annuity and the Annuity Date................    32
  J.   Description of Variable Annuity Payout Options...................    33
  K.   Annuity Benefit Payments.........................................    34
        The Annuity Unit................................................    34
        Determination of the First and Subsequent Annuity Benefit
        Payments........................................................    34
  L.   NORRIS Decision..................................................    35
  M.   Computation of Values............................................    36
        The Accumulation Unit...........................................    36
        Net Investment Factor...........................................    36
CHARGES AND DEDUCTIONS..................................................    36
  A.   Variable Account Deductions......................................    37
        Mortality and Expense Risk Charge...............................    37
        Administrative Expense Charge...................................    37
        Other Charges...................................................    37
  B.   Contract Fee.....................................................    37
  C.   Premium Taxes....................................................    38
  D.   Contingent Deferred Sales Charge.................................    38
        Charges for Surrender and Withdrawal............................    38
        Reduction or Elimination of Surrender Charge....................    39
        Withdrawal Without Surrender Charge.............................    40
        Surrenders......................................................    41
        Charge at the Time Annuity Benefit Payments Begin...............    41
  E.   Transfer Charge..................................................    41
GUARANTEE PERIOD ACCOUNTS...............................................    41

FEDERAL TAX CONSIDERATIONS..............................................    43
  A.   Qualified and Non-Qualified Contracts............................    44
  B.   Taxation of the Contracts in General.............................    44
        Withdrawals Prior to Annuitization..............................    44
        Annuity Payouts After Annuitization.............................    45
        Penalty on Distribution.........................................    45
        Assignments or Transfers........................................    45
        Non-Natural Owners..............................................    45
        Deferred Compensation Plans of State and Local Government and
        Tax-Exempt Organizations........................................    46
  C.   Tax Withholding..................................................    46
  D.   Provisions Applicable to Qualified Employer Plans................    46
        Corporate and Self-Employed Pension and Profit Sharing Plans....    46
        Individual Retirement Annuities.................................    46
        Tax-Sheltered Annuities.........................................    47
        Texas Optional Retirement Program...............................    47
REPORTS.................................................................    47
LOANS (QUALIFIED CONTRACTS ONLY)........................................    47
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.......................    47
CHANGES TO COMPLY WITH LAW AND AMENDMENTS...............................    48
VOTING RIGHTS...........................................................    49
DISTRIBUTION............................................................    49
SERVICES................................................................    49
LEGAL MATTERS...........................................................    50
FURTHER INFORMATION.....................................................    50
APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT..................   A-1
APPENDIX B -- SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT.........   B-1
APPENDIX C -- DIFFERENCES UNDER THE ALLMERICA SELECT RESOURCE I
              CONTRACT..................................................   C-1

                     STATEMENT OF ADDITIONAL INFORMATION
                              TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY.........................................     2
TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE COMPANY..........     3
SERVICES................................................................     3
UNDERWRITERS............................................................     3
ANNUITY BENEFIT PAYMENTS................................................     4
EXCHANGE OFFER..........................................................     5
PERFORMANCE INFORMATION.................................................     7
FINANCIAL STATEMENTS....................................................   F-1

                                 SPECIAL TERMS

ACCUMULATED VALUE: the sum of the value of all Accumulation Units in the Sub-Accounts and of the value of all accumulations in the Fixed Account and Guarantee Period Accounts credited to the Contract on any date before the Annuity Date.

ACCUMULATION UNIT: a measure of the Owner's interest in a Sub-Account before annuity benefit payments begin.

ANNUITANT: the person designated in the Contract upon whose life annuity benefit payments are to be made.

ANNUITY DATE: the date on which annuity benefit payments begin.

ANNUITY UNIT: a measure of the value of the periodic annuity benefit payments under the Contract.

FIXED ACCOUNT: the part of the Company's General Account that guarantees principal and a fixed minimum interest rate and to which all or a portion of a payment or transfer under this Contract may be allocated.

FIXED ANNUITY PAYOUT: an annuity payout option providing for annuity benefit payments which remain fixed in amount throughout the annuity benefit payment period selected.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUARANTEE PERIOD: the number of years that a Guaranteed Interest Rate is credited.

GUARANTEE PERIOD ACCOUNT: an account which corresponds to a Guaranteed Interest Rate for a specified Guarantee Period and is supported by assets in a non-unitized separate account.

GUARANTEED INTEREST RATE: the annual effective rate of interest, after daily compounding, credited to a Guarantee Period Account.

MARKET VALUE ADJUSTMENT: a positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

OWNER: the person, persons or entity entitled to exercise the rights and privileges under this Contract. Joint Owners are permitted if one of the two is the Annuitant.

SUB-ACCOUNT: a subdivision of the Variable Account. Each Sub-Account available under the Contract invests exclusively in the shares of a corresponding fund of Allmerica Investment Trust, a corresponding portfolio of the Variable Insurance Products Fund ("Fidelity VIP"), or the T. Rowe Price International Stock Portfolio of T. Rowe Price International Series, Inc. ("T. Rowe Price").

SURRENDER VALUE: the Accumulated Value of the Contract on full surrender after application of any Contract fee, contingent deferred sales charge, and Market Value Adjustment.

UNDERLYING FUNDS (OR FUNDS): Select Emerging Markets Fund and Select International Equity Fund of Allmerica Investment Trust, T. Rowe Price International Stock Portfolio of T. Rowe Price International Series, Inc., Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select Growth Fund and Select Strategic Growth Fund of Allmerica Investment Trust, Fidelity VIP Growth Portfolio of Variable Insurance Products Fund, Select Growth and Income Fund of Allmerica Investment Trust, Fidelity VIP Equity-Income Portfolio and Fidelity VIP High Income Portfolio of Variable Insurance Products Fund, Select Income Fund, and Money Market Fund of Allmerica Investment Trust.

VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Funds is determined and unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, withdrawal or surrender of a Contract was received) when there is a sufficient degree of trading in an Underlying Fund's portfolio securities such that the current net asset value of the Sub-Accounts may be affected materially.

VARIABLE ACCOUNT: Allmerica Select Separate Account, one of the Company's separate accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company and are not chargeable with liabilities arising out of any other business which the Company may conduct.

VARIABLE ANNUITY PAYOUT: an annuity payout option providing for payments varying in amount in accordance with the investment experience of certain of the Underlying Funds.

                                    SUMMARY

WHAT IS THE ALLMERICA SELECT RESOURCE II VARIABLE ANNUITY?

The Allmerica Select Resource II variable annuity contract is an insurance contract designed to help you, the Owner, accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:

    -   a customized investment portfolio;

    -   experienced professional investment advisers;

    -   tax deferral on earnings;

    -   guarantees that can protect your family during the accumulation phase;

    -   income that can be guaranteed for life;

    -   issue age up to your 90th birthday.

The Contract has two phases, an accumulation phase and, if you choose to annuitize, an annuity payout phase. During the accumulation phase, your initial payment and any additional payments you choose to make may be allocated to the combination of portfolios of securities ("Funds") under your Contract, to the Guarantee Period Accounts, and to the Fixed Account. You select the investment options most appropriate for your investment needs. As those needs change, you may also change your allocation without incurring any tax consequences. Your Contract's Accumulated Value is based on the investment performance of the Funds and any accumulations in the Guarantee Period and Fixed Accounts. No income taxes are paid on any earnings under the Contract unless and until Accumulated Values are withdrawn. In addition, during the accumulation phase, your beneficiaries receive certain protections and guarantees in the event of the Annuitant's death. See discussion below "WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?"

WHAT HAPPENS IN THE ANNUITY PAYOUT PHASE?

During the annuity payout phase, the Annuitant can receive income based on several annuity payout options. You choose the annuity payout option and the date for annuity benefit payments to begin. You also decide whether you want variable annuity benefit payments based on the investment performance of certain Funds, fixed-amount annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed-amount and variable annuity benefit payments. Among the payout options available during the annuity payout phase are:

    -   periodic payments for your lifetime (assuming you are the Annuitant);

    - periodic payments for your life and the life of another person selected by you;

    - periodic payments for your lifetime with guaranteed payments continuing to your beneficiary for 10 years in the event that you die before the end of ten years;

    - periodic payments over a specified number of years (1 to 30) -- under this option you may reserve the right to convert remaining payments to a lump-sum payout by electing a "commutable" option.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is between you, (the "Owner"), and us, First Allmerica Financial Life Insurance Company (the "Company"). Each Contract has an Owner (or an Owner and a Joint Owner, in which case one of the two must be the Annuitant), an Annuitant and one or more beneficiaries. As Owner, you make payments, choose investment allocations and select the Annuitant and beneficiary. The Annuitant is the individual who receives annuity benefit payments under the Contract. The beneficiary is the person who receives any payment on the death of the Owner or Annuitant.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The number and frequency of your payments are flexible, subject only to a $1,000 minimum for your initial payment and a $50 minimum for any additional payments. (A lower initial payment amount is permitted for certain qualified plans and where monthly payments are being forwarded directly from a financial institution.) In addition, a minimum of $1,000 is always required to establish a Guarantee Period Account.

WHAT ARE MY INVESTMENT CHOICES?

The Contract permits net payments to be allocated among fourteen Funds, the Guarantee Period Accounts, and the Fixed Account.

    THE FOURTEEN FUNDS ARE:

    -   Select Emerging Markets Fund

        Managed by Schroder Capital Management International Inc.

    -   Select International Equity Fund

        Managed by Bank of Ireland Asset Management (U.S.) Limited

    -   T. Rowe Price International Stock Portfolio

        Managed by Rowe Price-Fleming International, Inc.

    -   Select Aggressive Growth Fund

        Managed by Nicholas-Applegate Capital Management, L.P.

    -   Select Capital Appreciation Fund

        Managed by T. Rowe Price Associates, Inc.

    -   Select Value Opportunity Fund

        Managed by Cramer Rosenthal McGlynn, LLC

    -   Select Growth Fund

        Managed by Putnam Investment Management, Inc.

    -   Select Strategic Growth Fund

        Managed by Cambiar Investors, Inc.

    -   Fidelity VIP Growth Portfolio

        Managed by Fidelity Management & Research Company

    -   Select Growth and Income Fund

        Managed by John A. Levin & Co., Inc.

    -   Fidelity VIP Equity-Income Portfolio

        Managed by Fidelity Management & Research Company

    -   Fidelity VIP High Income Portfolio

        Managed by Fidelity Management & Research Company

    -   Select Income Fund

        Managed by Standish, Ayer & Wood, Inc.

    -   Money Market Fund

        Managed by Allmerica Asset Management, Inc.

GUARANTEE PERIOD ACCOUNTS. Assets supporting the guarantees under the Guarantee Period Accounts are held in the Company's Separate Account GPA, a non-unitized insulated separate account. Values and benefits calculated on the basis of Guarantee Period Account allocations, however, are obligations of the Company's General Account. Amounts allocated to a Guarantee Period Account earn a Guaranteed Interest Rate declared by the Company. The level of the Guaranteed Interest Rate depends on the number of years of the Guarantee Period selected. The Company may offer up to nine Guarantee Periods ranging from two to ten years in duration. Once declared, the Guaranteed Interest Rate will not change during the duration of the Guarantee Period. If amounts allocated to a Guarantee Period Account are transferred, surrendered or applied to any annuity option at any time other than the day following the last day of the applicable Guarantee Period, a Market Value Adjustment will apply that may increase or decrease the account's value. For more information about the Guarantee Period Accounts and the Market Value Adjustment, see "GUARANTEE PERIOD ACCOUNTS."

FIXED ACCOUNT. The Fixed Account is part of the General Account which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. Furthermore, the initial rate in effect on the date an amount is allocated to the Fixed Account will be guaranteed for one year from that date. For more information about the Fixed Account, see APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

WHO ARE THE INVESTMENT ADVISERS OF THE FUNDS AND HOW ARE THEY SELECTED?

BARRA RogersCasey, Inc. ("BARRA RogersCasey"), a pension consulting firm, assists the Company in the selection of the Contract's Funds. In addition, BARRA RogersCasey assists the Trust in the selection of investment advisers for the Funds of the Trust. BARRA RogersCasey provides consulting services to pension plans representing hundreds of billions of dollars in total assets and, in its consulting capacity, monitors the investment performance of over 1000 investment advisers. BARRA RogersCasey is wholly-controlled by BARRA, Inc. As a consultant, BARRA RogersCasey has no decision-making authority with respect to the Funds, and is not responsible for advice provided by Allmerica Financial Investment Management Services, Inc. ("Manager") or the investment advisers.

The Manager, an affiliate of the Company, is the investment manager of the Trust. The Manager has entered into agreements with investment advisers ("Sub-Advisers") selected by the Manager and the Trustees in consultation with BARRA RogersCasey. Each investment adviser is selected by using strict objective, quantitative, and qualitative criteria, with special emphasis on the investment adviser's record in managing similar portfolios. In consultation with BARRA RogersCasey, a committee monitors and evaluates the ongoing performance of all of the Funds. The committee may recommend the replacement of an investment adviser of one of the Funds of the Trust, or the addition or deletion of any other Funds. The committee includes members who may be affiliated or unaffiliated with the Company and the Trust. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.

Fidelity Management & Research Company ("FMR") is the investment adviser of Fidelity VIP. FMR is one of America's largest investment management organizations and has its principal business address at 82 Devonshire Street, Boston MA. It is composed of a number of different companies, which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services.

Rowe Price-Fleming International, Inc. ("Price-Fleming") is the investment adviser of T. Rowe Price. Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Roger Fleming Holdings, Limited, is one of America's largest international mutual fund asset managers with approximately $30 billion under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires.

The following are the investment advisers of the Funds:

               Fund                               Investment Adviser
----------------------------------  -----------------------------------------------
SELECT EMERGING MARKETS FUND        SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC.
SELECT INTERNATIONAL EQUITY FUND    BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED
T. ROWE PRICE INTERNATIONAL STOCK   ROWE PRICE-FLEMING INTERNATIONAL, INC.
  PORTFOLIO
SELECT AGGRESSIVE GROWTH FUND       NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, L.P.
SELECT CAPITAL APPRECIATION FUND    T. ROWE PRICE ASSOCIATES, INC.
SELECT VALUE OPPORTUNITY FUND       CRAMER ROSENTHAL MCGLYNN, LLC
SELECT GROWTH FUND                  PUTNAM INVESTMENT MANAGEMENT, INC.
SELECT STRATEGIC GROWTH FUND        CAMBIAR INVESTORS, INC.
FIDELITY VIP GROWTH PORTFOLIO       FIDELITY MANAGEMENT & RESEARCH COMPANY
SELECT GROWTH AND INCOME FUND       JOHN A. LEVIN & CO., INC.
FIDELITY VIP EQUITY-INCOME          FIDELITY MANAGEMENT & RESEARCH COMPANY
  PORTFOLIO
FIDELITY VIP HIGH INCOME PORTFOLIO  FIDELITY MANAGEMENT & RESEARCH COMPANY
SELECT INCOME FUND                  STANDISH, AYER & WOOD, INC.
MONEY MARKET FUND                   ALLMERICA ASSET MANAGEMENT, INC.

CAN I MAKE TRANSFERS AMONG THE FUNDS?

Yes. Prior to the Annuity Date, you may transfer among the Funds, the Guarantee Period Accounts, and the Fixed Account. You will incur no current taxes on transfers while your money remains in the Contract. See "TRANSFER PRIVILEGE." The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge but reserves the right to assess a processing charge guaranteed never to exceed $25.

WHAT IF I NEED MY MONEY BEFORE THE ANNUITY PAYOUT PHASE BEGINS?

You may surrender your Contract or make withdrawals any time before the annuity payout phase begins. Each year you can take without a surrender charge the greatest of 100% of cumulative earnings, 10% of the Contract's Accumulated Value or, if you are both an Owner and the Annuitant, an amount based on your life expectancy. (Similarly, no surrender charge will apply if an amount is withdrawn based on the Annuitant's life expectancy and the Owner is a trust or other nonnatural person.) A 10% tax penalty may apply on all amounts deemed to be earnings if you are under age 59 1/2. Additional amounts may be withdrawn at anytime but may be subject to the surrender charge for payments that have not been invested in the Contract for more than seven years. (A Market Value Adjustment may apply to any withdrawal made from a Guarantee Period Account prior to the expiration of the Guarantee Period.)

You may also withdraw all or a portion of your money without a surrender charge if, after the Contract is issued and before age 65, you become disabled. Under New York Contracts, the disability also must exist for a continuous period of at least four months. In addition, except in New York where not permitted by state law, the surrender charge will be waived if, after the Contract is issued, you are diagnosed with a fatal illness or confined in a medical care facility until the later of one year from the issue date or 90 days. For details and restrictions, see "Reduction or Elimination of Surrender Charge."

WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?

If the Annuitant, Owner or Joint Owner should die before the Annuity Date, a death benefit will be paid to the beneficiary. Upon the death of the Annuitant (or an Owner who is also an Annuitant), the death benefit is equal to the highest of:

    -   The Accumulated Value increased by any positive Market Value Adjustment;

    -   Gross payments, reduced proportionately to reflect withdrawals; or

    - The death benefit that would have been payable on the most recent contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals

This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of (a) the Accumulated Value (increased by any positive Market Value Adjustment) or (b) gross payments. The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of (a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment; (b) gross payments or (c) the locked-in value of the death benefit at the first anniversary. The greatest of (a), (b) or
(c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken.

At the death of an Owner who is not also the Annuitant during the accumulation phase, the death benefit will equal the Accumulated Value of the Contract increased by any positive Market Value Adjustment.

(If the Annuitant dies after the Annuity Date but before all guaranteed annuity benefit payments have been made, the remaining payments will be paid to the beneficiary at least as rapidly as under the annuity option in effect. See "Death Benefit.")

WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

If the Accumulated Value is less than $50,000 on each Contract anniversary and upon surrender, a $30 Contract fee will be deducted from your Contract. The Contract fee is waived for Contracts issued to and maintained by a trustee of a 401(k) plan.

Should you decide to surrender your Contract, make withdrawals, or receive payments under certain annuity options, you may be subject to a contingent deferred sales charge. If applicable, this charge will be between 1% and 6.5% of payments withdrawn, based on when the payments were made.

A deduction for state and local premium taxes, if any, may be made as described under "Premium Taxes."

The Company will deduct a daily Mortality and Expense Risk Charge and Administrative Expense Charge equal to 1.25% and 0.15%, respectively, of the average daily net assets invested in each Fund. The Funds will incur certain management fees and expenses which are more fully described in "Other Charges" and in the prospectuses of the Underlying Funds, which accompany this Prospectus.

CAN I EXAMINE THE CONTRACT?

Yes. Your Contract will be delivered to you after your purchase. If you return the Contract to the Company within ten days of receipt, the Contract will be cancelled. If you cancel the Contract, you will receive a refund of any amounts allocated to the Fixed and Guarantee Period Accounts and the Accumulated Value of any amounts allocated to the Sub-Accounts (plus any fees or charges that may have been deducted.) However, under any Contract issued in New York or if the Contract was issued as an Individual Retirement Annuity (IRA) you will generally receive a refund of your entire payment. (In certain states, the refund under an IRA may be the greater of (1) your entire payment or (2) the amounts allocated to the Fixed and Guarantee Period Accounts plus the Accumulated Value of amounts in the Sub-Accounts, plus any fees or charges previously deducted.) See "B. Right to Revoke Contract."

CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

There are several changes you can make after receiving your Contract:

    - You may assign your ownership to someone else, except under certain qualified plans.

    - You may change the beneficiary, unless you have designated a beneficiary irrevocably.

    -   You may change your allocation of payments.

    - You may make transfers of Contract value among your current investments without any tax consequences.

    -   You may cancel your Contract within ten days of delivery.

I HAVE THE ALLMERICA RESOURCE I CONTRACT -- ARE THERE ANY DIFFERENCES?

Yes. If your Contract is issued on Form No. A3020-92 ("Allmerica Select Resource I"), it is basically similar to the Contract described in this Prospectus ("Allmerica Select Resource II") except as specifically indicated in APPENDIX C, "DIFFERENCES UNDER THE ALLMERICA SELECT RESOURCE I CONTRACT." The form number is located in the bottom left-hand corner of your Contract pages and may include some numbers or letters in addition to A3020-92 in order to identify state variations.

                        ANNUAL AND TRANSACTION EXPENSES

The following tables show charges under the Contract, expenses of the Sub-Accounts, and expenses of the Funds. In addition to the charges and expenses described below, premium taxes are applicable in some states and are deducted as described under "Premium Taxes."

CONTRACT CHARGES:
------------------------------------------------------------
                                                                 YEARS FROM
                                                              DATE OF PAYMENT     CHARGE
                                                              ----------------  ----------
CONTINGENT DEFERRED SALES CHARGE:
This charge may be assessed upon surrender, withdrawal or           0-1            6.5%
annuitization under any commutable period certain option or          2             6.0%
a noncommutable period certain option of less than ten               3             5.0%
years. The charge is a percentage of payments applied to the         4             4.0%
amount surrendered (in excess of any amount that is free of          5             3.0%
surrender charge) within the indicated time period.                  6             2.0%
                                                                     7             1.0%
                                                                More than 7         0%

TRANSFER CHARGE:
The Company currently makes no charge for processing                               None
transfers and guarantees that the first 12 transfers in a
Contract year will not be subject to a transfer charge. For
each subsequent transfer, the Company reserves the right to
assess a charge, guaranteed never to exceed $25, to
reimburse the Company for the costs of processing the
transfer.

CONTRACT FEE:
The fee is deducted annually and upon surrender prior to the                       $30
Annuity Date when Accumulated Value is less than $50,000.
The fee is waived for Contracts issued to and maintained by
the trustee of a 401(k) plan.

SUB-ACCOUNT EXPENSES:
------------------------------------------------------------
(on annual basis as percentage of average daily net assets)
Mortality and Expense Risk Charge:                                                1.25%
Administrative Expense Charge:                                                    0.15%
                                                                                ----------
  Total Asset Charges                                                             1.40%

FUND EXPENSES: The following table shows the expenses of the Underlying Funds as a percentage of average net assets for the year ended December 31, 1997.

---------------------------------------------------------------------------------------------------------------
                                                     MANAGEMENT FEE
                                                       (AFTER ANY              OTHER FUND
                                                        WAIVERS/          EXPENSES (AFTER ANY       TOTAL FUND
FUND                                                 REIMBURSEMENTS)   APPLICABLE REIMBURSEMENTS)    EXPENSES
---------------------------------------------------------------------------------------------------------------
Select Emerging Markets Fund@......................    1.35%                0.65%                   2.00%(1)
Select International Equity Fund...................    0.92%  *             0.20%                   1.12%(1)(3)
T. Rowe Price International Stock Portfolio........    1.05%                0.00%                   1.05%
Select Aggressive Growth Fund......................    0.89%  *             0.09%                   0.98%(1)(3)
Select Capital Appreciation Fund...................    0.95%  *             0.15%                   1.10%(1)
Select Value Opportunity Fund......................    0.90%  **            0.14%                   1.04%(1)(3)
Select Growth Fund.................................    0.85%                0.08%                   0.93%(1)(3)
Select Strategic Growth Fund@......................    0.85%                0.13%                   0.98%(1)
Fidelity VIP Growth Portfolio......................    0.60%                0.09%                   0.69%(2)
Select Growth and Income Fund......................    0.70%  *             0.07%                   0.77%(1)(3)
Fidelity VIP Equity-Income Portfolio...............    0.50%                0.08%                   0.58%(2)
Fidelity VIP High Income Portfolio.................    0.59%                0.12%                   0.71%
Select Income Fund.................................    0.58%  *             0.13%                   0.71%(1)
Money Market Fund..................................    0.27%                0.08%                   0.35%(1)
---------------------------------------------------------------------------------------------------------------

@ These Portfolios commenced operations in February 1998. Expenses shown are annualized and are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than shown.

* Effective September 1, 1997, the management fee rates for these funds were revised. The management fees ratios shown in the table above have been adjusted to assume that the revised rates took effect on January 1, 1997.

** The Select Value Opportunity Fund was formerly known as the "Small-Mid Cap Value Fund." Effective April 1, 1997, the management fee rate of the former Small-Mid Cap Value Fund was revised. In addition, effective April 1, 1997 and until further notice, the management fee for this fund has been voluntarily limited to an annual rate of 0.90% of average daily net assets. The management fee ratio shown above for the Select Value Opportunity Fund has been adjusted to assume that the revised rate and the voluntary limitation took effect on January 1, 1997. Had the voluntary limitation of 0.90% not been effective on January 1, 1997 and had the management fee rate revision discussed above been effective on January 1, 1997, the management fee ratio and the total fund expense ratio would have been 0.95% and 1.09%, respectively.

(1) Until further notice, Allmerica Financial Investment Management Services, Inc. ("Manager"), under the Management Agreement with Allmerica Investment Trust, has declared a voluntary expense limitation of 1.50% of average net assets for Select International Equity Fund, 1.35% for Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for Select Value Opportunity Fund, 1.20% for Select Strategic Growth and Select Growth Fund, 1.10% for Select Growth and Income Fund, 1.00% for Select Income Fund and 0.60% for Money Market Fund. In addition, the Manager has agreed to waive voluntarily its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily assets, except that such waiver shall not exceed the net amount of management fees earned by the Manager from the fund after subtracting fees paid by the Manager to Schroder Capital Management International Inc. for sub-advisory fees. The total operating expenses of the funds of the Trust were less than their respective expense limitations throughout 1997. The declaration of a voluntary expense limitation in any year does not bind Allmerica Investments to declare future expense limitations with respect to these funds.

(2) A portion of the brokerage commissions the Portfolio paid was used to reduce Fund expenses. In addition, certain funds entered into arrangements with their custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce custodian and transfer agent expenses. Including these reductions, total operating expenses would have been 0.57% for the Fidelity VIP Equity-Income Portfolio and 0.67% for the Fidelity VIP Growth Portfolio.

(3) These Funds have entered into agreements with brokers whereby the brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses, the total operating expenses would have been 1.10% for Select International Equity Fund, 0.91% for Select Growth Fund, 0.74% for Select Growth and Income Fund, 0.93% for Select Aggressive Growth, and 0.98% for Select Value Opportunity Fund.

The following examples demonstrate the cumulative expenses which would be paid by the Owner at 1-year,
3-year, 5-year and 10-year intervals under certain contingencies. Each example assumes a $1,000 investment in a Sub-Account and a 5% annual return on assets, as required by rules of the Securities and Exchange Commission ("SEC"). Because the expenses of the Funds differ, separate examples are used to illustrate the expenses incurred by an Owner on an investment in the various Sub-Accounts.

THE INFORMATION GIVEN UNDER THE FOLLOWING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

(1) If, at the end of the applicable period, you surrender your Contract or annuitize* under a commutable period certain option or a non-commutable period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

WITH SURRENDER CHARGE                                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------------  ------   -------   -------   --------
Select Emerging Markets Fund.................................................   $94      $152      $207       $369
Select International Equity Fund.............................................   $86      $127      $164       $286
T. Rowe Price International Stock Portfolio..................................   $85      $125      $161       $279
Select Aggressive Growth Fund................................................   $84      $123      $157       $272
Select Capital Appreciation Fund.............................................   $85      $126      $163       $284
Select Value Opportunity Fund................................................   $85      $125      $160       $278
Select Growth Fund...........................................................   $84      $122      $155       $267
Select Strategic Growth Fund.................................................   $84      $123      $157       $272
Fidelity VIP Growth Portfolio................................................   $81      $115      $143       $243
Select Growth and Income Fund................................................   $82      $117      $147       $251
Fidelity VIP Equity-Income Portfolio.........................................   $80      $112      $137       $231
Fidelity VIP High Income Portfolio...........................................   $82      $115      $144       $245
Select Income Fund...........................................................   $82      $115      $144       $245
Money Market Fund............................................................   $78      $105      $125       $207

(2) If, at the end of the applicable time period, you annuitize* under a life option or a non-commutable period certain option of ten years or longer, or if you do not surrender or annuitize your Contract, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

WITHOUT SURRENDER CHARGE                                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------------  ------   -------   -------   --------
Select Emerging Markets Fund.................................................   $34        $105      $177     $369
Select International Equity Fund.............................................   $26         $79      $134     $286
T. Rowe Price International Stock Portfolio..................................   $25         $77      $131     $279
Select Aggressive Growth Fund................................................   $24         $74      $127     $272
Select Capital Appreciation Fund.............................................   $25         $78      $133     $284
Select Value Opportunity Fund................................................   $25         $76      $130     $278
Select Growth Fund...........................................................   $24         $73      $125     $267
Select Strategic Growth Fund.................................................   $24         $74      $127     $272
Fidelity VIP Growth Portfolio................................................   $21         $66      $113     $243
Select Growth and Income Fund................................................   $22         $68      $117     $251
Fidelity VIP Equity-Income Portfolio.........................................   $20         $62      $107     $231
Fidelity VIP High Income Portfolio...........................................   $22         $66      $114     $245
Select Income Fund...........................................................   $22         $66      $114     $245
Money Market Fund............................................................   $18         $55       $95     $207

As required in rules promulgated by the SEC, the Contract fee is reflected in the examples by a method designated to show the "average" impact on an investment in the Variable Account. The total Contract fees collected are divided by the total average net assets attributable to the Contracts. The resulting percentage is 0.04%, and the amount of the Contract fee is assumed to be $0.40 in the examples.

* The Contract fee is not deducted after annuitization. No contingent deferred sales charge is assessed at the time of annuitization under any life contingency options, or under a non-commutable period certain option of ten years or longer.

                        CONDENSED FINANCIAL INFORMATION
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                       ALLMERICA SELECT SEPARATE ACCOUNT

                                                                                   1997       1996       1995       1994
                                                                                 ---------  ---------  ---------  ---------
SELECT INTERNATIONAL EQUITY
Unit Value:
  Beginning of Period..........................................................    1.356      1.128      0.956      1.000
  End of Period................................................................    1.400      1.356      1.128      0.956
Units Outstanding at End of Period (in thousands)..............................    5,132      3,481      1,900       695

T. ROWE PRICE INTERNATIONAL STOCK
Unit Value:
  Beginning of Period..........................................................    1.203      1.065      1.000       N/A
  End of Period................................................................    1.223      1.203      1.065       N/A
Units Outstanding at End of Period (in thousands)..............................    1,693      1,170       265        N/A

SELECT AGGRESSIVE GROWTH
Unit Value:
  Beginning of Period..........................................................    1.526      1.305      1.044      1.000
  End of Period................................................................    1.786      1.526      1.305      1.044
Units Outstanding at End of Period (in thousands)..............................    5,305      4,013      2,393       756

                                                                                   1997       1996       1995       1994
                                                                                 ---------  ---------  ---------  ---------
SELECT CAPITAL APPRECIATION
Unit Value:
  Beginning of Period..........................................................    1.484      1.383      1.000       N/A
End of Period..................................................................    1.672      1.484      1.383       N/A
Units Outstanding at End of Period (in thousands)..............................    1,914      1,366       391        N/A

SELECT GROWTH
Unit Value:
  Beginning of Period..........................................................    1.527      1.269      1.032      1.000
  End of Period................................................................    2.019      1.527      1.269      1.032
Units Outstanding at End of Period (in thousands)..............................    5,168      3,534      2,177       756

FIDELITY VIP GROWTH
Unit Value:
  Beginning of Period..........................................................    1.397      1.235      1.000       N/A
  End of Period................................................................    1.701      1.397      1.235       N/A
Units Outstanding at End of Period (in thousands)..............................    2,198      1,326       262        N/A

SELECT GROWTH AND INCOME
Unit Value:
  Beginning of Period..........................................................    1.584      1.324      1.030      1.000
  End of Period................................................................    1.913      1.584      1.324      1.030
Units Outstanding at End of Period (in thousands)..............................    7,897      5,670      3,673      1,724

FIDELITY VIP EQUITY-INCOME
Unit Value:
  Beginning of Period..........................................................    1.342      1.191      1.000       N/A
  End of Period................................................................    1.696      1.342      1.191       N/A
Units Outstanding at End of Period (in thousands)..............................    3,421      1,802       429        N/A

FIDELITY VIP HIGH INCOME
Unit Value:
  Beginning of Period..........................................................    1.233      1.096      1.000       N/A
  End of Period................................................................    1.430      1.233      1.096       N/A
Units Outstanding at End of Period (in thousands)..............................    2,753      1,298       273        N/A

SELECT INCOME
Unit Value:
  Beginning of Period..........................................................    1.168      1.146      0.993      1.000
  End of Period................................................................    1.257      1.168      1.146      0.993
Units Outstanding at End of Period (in thousands)..............................    6,061      4,956      4,114      1,916

MONEY MARKET
Unit Value:
  Beginning of Period..........................................................    1.106      1.065      1.020      1.000
  End of Period................................................................    1.151      1.106      1.065      1.020
Units Outstanding at End of Period (in thousands)..............................    6,157      6,060      4,027      2,085

No information is shown for Sub-Accounts that commenced operations after December 31, 1997.

                            PERFORMANCE INFORMATION

The Contract was first offered to the public in 1997. The Company, however, may advertise "total return" and "average annual total return" performance information based on the periods that the Sub-Accounts have been in existence and the periods that the Underlying Funds have been in existence. Performance results for all periods shown below are calculated with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and, in Tables 1A and 2A, assuming that the Contract is surrendered at the end of the applicable period and, alternatively, in Tables 1B and 2B, assuming that it is not surrendered at the end of the applicable period. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance.

The total return of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Variable Account charges, and expressed as a percentage.

The average annual total return represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the Money Market Fund refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account investing in a Fund other than the Money Market Fund refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

Quotations of average annual total return as shown in Table 1A are calculated in the manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.40%, the $30 annual Contract fee, the Underlying Fund charges and the contingent deferred sales charge which would be assessed if the investment were completely withdrawn at the end of the specified period. Quotations of supplemental average total returns, as shown in Table 1B, are calculated in exactly the same manner and for the same periods of time except that it does not reflect the contingent deferred sales charge but assumes that the Contract is not surrendered at the end of the periods shown.

The performance shown in Tables 2A and 2B is calculated in exactly the same manner as those in Tables 1A and 1B respectively; however, the period of time is based on the Underlying Fund's lifetime, which may predate the Sub-Account's inception date. These performance calculations are based on the assumption that the Sub-Account corresponding to the applicable Underlying Fund was actually in existence throughout the stated period and that the contractual charges and expenses during that period were equal to those currently assessed under the Contract.

For more detailed information about these performance calculations, including actual formulas, see the SAI.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE

INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

                                    TABLE 1A
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1997
                         SINCE INCEPTION OF SUB-ACCOUNT
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)

                                                               FOR YEAR                   SINCE
                                                                 ENDED                INCEPTION OF
SUB-ACCOUNT INVESTING IN UNDERLYING FUND                       12/31/97     5 YEARS    SUB-ACCOUNT
Select Emerging Markets Fund................................      N/A        N/A         N/A
Select International Equity Fund............................       -2.87%    N/A          8.71%
T. Rowe Price International Stock Portfolio.................       -4.32%    N/A          6.45%
Select Aggressive Growth Fund...............................       10.53%    N/A         16.09%
Select Capital Appreciation Fund............................        6.16%    N/A         19.78%
Select Value Opportunity Fund...............................      N/A        N/A         N/A
Select Growth Fund..........................................       25.68%    N/A         20.03%
Select Strategic Growth.....................................      N/A        N/A         N/A
Fidelity VIP Growth Portfolio...............................       15.24%    N/A         20.64%
Select Growth and Income Fund...............................       14.29%    N/A         18.27%
Fidelity VIP Equity-Income Portfolio........................       19.80%    N/A         20.49%
Fidelity VIP High Income Portfolio..........................        9.51%    N/A         12.97%
Select Income Fund..........................................        1.32%    N/A          5.48%
Money Market Fund...........................................       -2.11%    N/A          2.92%

                                    TABLE 1B
            SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1997
                         SINCE INCEPTION OF SUB-ACCOUNT
                   (ASSUMING NO WITHDRAWAL OF THE INVESTMENT)

                                                              FOR YEAR                 SINCE
                                                               ENDED               INCEPTION OF
SUB-ACCOUNT INVESTING IN UNDERLYING FUND                      12/31/97   5 YEARS    SUB-ACCOUNT
Select Emerging Markets Fund................................    N/A       N/A         N/A
Select International Equity Fund............................     3.16%    N/A          9.58%
T. Rowe Price International Stock Portfolio.................     1.63%    N/A          7.80%
Select Aggressive Growth Fund...............................    17.03%    N/A         16.96%
Select Capital Appreciation Fund............................    12.66%    N/A         21.13%
Select Value Opportunity Fund...............................    N/A       N/A         N/A
Select Growth Fund..........................................    32.18%    N/A         20.90%
Select Strategic Growth Fund................................    N/A       N/A         N/A
Fidelity VIP Growth Portfolio...............................    21.74%    N/A         21.99%
Select Growth and Income Fund...............................    20.79%    N/A         19.14%
Fidelity VIP Equity-Income Portfolio........................    26.30%    N/A         21.84%
Fidelity VIP High Income Portfolio..........................    16.01%    N/A         14.32%
Select Income Fund..........................................     7.62%    N/A          6.35%
Money Market Fund...........................................     3.97%    N/A          3.79%

                                    TABLE 2A
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1997
                       SINCE INCEPTION OF UNDERLYING FUND
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)

                                                                                      SINCE
                                                              FOR YEAR             INCEPTION OF
                                                               ENDED                UNDERLYING
NAME OF UNDERLYING FUND                                       12/31/97   5 YEARS      FUND*
Select Emerging Markets Fund................................    N/A        N/A        N/A
Select International Equity Fund............................    -2.87%     N/A         8.68%
T. Rowe Price International Stock Portfolio.................    -4.32%     N/A         5.61%
Select Aggressive Growth Fund...............................    10.53%    14.81%      17.67%
Select Capital Appreciation Fund............................     6.16%     N/A        19.76%
Select Value Opportunity Fund...............................    16.56%     N/A        14.87%
Select Growth Fund..........................................    25.68%    13.22%      14.49%
Select Strategic Growth Fund................................    N/A        N/A        N/A
Fidelity VIP Growth Portfolio...............................    15.24%    15.97%      15.51%
Select Growth and Income Fund...............................    14.29%    14.58%      13.49%
Fidelity VIP Equity-Income Portfolio........................    19.80%    18.13%      15.04%
Fidelity VIP High Income Portfolio..........................     9.51%    11.89%      11.19%
Select Income Fund..........................................     1.32%     4.84%       4.67%
Money Market Fund...........................................    -2.11%     2.69%       4.27%

                                    TABLE 2B
          SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING
              DECEMBER 31, 1997 SINCE INCEPTION OF UNDERLYING FUND
                   (ASSUMING NO WITHDRAWAL OF THE INVESTMENT)

                                                                                      SINCE
                                                              FOR YEAR             INCEPTION OF
                                                               ENDED                UNDERLYING
NAME OF UNDERLYING FUND                                       12/31/97   5 YEARS      FUND*
Select Emerging Markets Fund................................    N/A        N/A        N/A
Select International Equity Fund............................     3.16%     N/A         9.54%
T. Rowe Price International Stock Portfolio.................     1.63%     N/A         6.51%
Select Aggressive Growth Fund...............................    17.03%    15.15%      17.85%
Select Capital Appreciation Fund............................    12.66%     N/A        21.13%
Select Value Opportunity Fund...............................    24.81%     N/A        16.89%
Select Growth Fund..........................................    32.18%    13.58%      14.70%
Select Strategic Growth Fund................................    N/A        N/A        N/A
Fidelity VIP Growth Portfolio...............................    21.74%    16.30%      15.51%
Select Growth and Income Fund...............................    20.79%    14.92%      13.70%
Fidelity VIP Equity-Income Portfolio........................    26.30%    18.43%      15.04%
Fidelity VIP High Income Portfolio..........................    16.01%    12.27%      11.19%
Select Income Fund..........................................     7.62%     5.34%       4.98%
Money Market Fund...........................................     3.97%     3.22%       4.27%

* The inception dates for the Underlying Funds are 2/20/98 for Select Emerging Markets Fund; 5/2/94 for Select International Equity Fund; 3/31/94 for T. Rowe Price International Stock Portfolio; 8/21/92 for Select Aggressive Growth Fund; 4/28/95 for Select Capital Appreciation Fund; 4/30/93 for Select Value Opportunity Fund; 8/21/92 for Select Growth Fund; 2/20/98 for Select Strategic Growth Fund; 10/9/86 for Fidelity VIP Growth Portfolio; 8/21/92 for Select Growth and Income Fund; 10/9/86 for Fidelity VIP Equity-Income Portfolio; 9/19/85 for Fidelity VIP High Income Portfolio; 8/21/92 for Select Income Fund and 4/29/85 for Money Market Fund.

               DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT,
                   THE TRUST, FIDELITY VIP, AND T. ROWE PRICE

THE COMPANY. The Company, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. As of December 31, 1997, the Company and its subsidiaries had over $16.3 billion in combined assets and over $43.8 billion of life insurance in force. Effective October 16, 1995, the Company converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. The Company is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's principal office ("Principal Office") is located at 440 Lincoln Street, Worcester MA 01653, Telephone 508-855- 1000.

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

The Company is a chartered member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

ALLMERICA SELECT SEPARATE ACCOUNT. Allmerica Select Separate Account (the "Variable Account") is a separate investment account of the Company with fourteen Sub-Accounts. The assets used to fund the variable portions of the Contract are set aside in Sub-Accounts kept separate from the general assets of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company. The income, capital gains or capital losses of each Sub-Account, however, are allocated to each Sub-Account, without regard to any other income, capital gains, or capital losses of the Company. Under Delaware law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company.

The Variable Account was authorized by vote of the Board of Directors of the Company on August 20, 1991. The Variable Account meets the definition of "separate account" under federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("the 1940 Act"). This registration does not involve the supervision of management or investment practices or policies of the Variable Account by the SEC.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Variable Account and the Sub-Accounts.

ALLMERICA INVESTMENT TRUST. Allmerica Investment Trust (the "Trust") is an open-end, diversified, management investment company registered with the SEC under the 1940 Act.

The Trust was established as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various separate accounts established by the Company or other affiliated insurance companies. Ten investment portfolios of the Trust currently are available under the Contract, each issuing a series of shares: Select Emerging Markets Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select Growth Fund, Select Strategic Growth Fund, Select Growth and Income Fund, Select Income Fund and the Money Market Fund. The assets of each Fund are held separate from the assets of the other Funds. Each Fund operates as a separate investment vehicle and the income or losses of one Fund have no effect on the investment performance of another Fund. Shares of the Trust are not offered to the general public but solely to such variable accounts.

Allmerica Financial Investment Management Services, Inc. ("Manager") serves as the investment adviser of the Trust and has entered into sub-advisory agreements with other investment managers ("Sub-Advisers") who manage the investments of the Funds. See "Investment Advisory Services to the Trust."

VARIABLE INSURANCE PRODUCTS FUND. Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research, Inc., is an open-end, diversified management investment company organized as a Massachusetts business trust on November 13, 1981 and registered with the SEC under the 1940 Act. Three of its investment portfolios are available under the Contract: Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, and Fidelity VIP Growth Portfolio.

Various Fidelity companies perform certain activities required to operate Fidelity VIP. Fidelity Management & Research, Inc. ("FMR") is one of America's largest investment management organizations, and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It is composed of a number of different companies which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of Fidelity VIP as part of their operating expenses pay an investment management fee to FMR. See "Investment Advisory Services to VIP."

T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by Rowe Price-Fleming International, Inc. ("Price-Fleming"), is an open-end, diversified management investment company organized as a Maryland corporation in 1994 and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Contract: the T. Rowe Price International Stock Portfolio. See "Investment Advisory Services to T. Rowe Price." One of its affiliates, T. Rowe Price Associates, Inc., serves as the Sub-Adviser to the Select Capital Appreciation Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Funds is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE FUNDS, AND OTHER RELEVANT INFORMATION REGARDING THE FUNDS MAY BE FOUND IN THE PROSPECTUSES OF THE TRUST, FIDELITY VIP AND T. ROWE PRICE, WHICH PROSPECTUSES ACCOMPANY THIS PROSPECTUS, AND SHOULD BE READ CAREFULLY BEFORE INVESTING. Also, the Statements of Additional Information of the Funds are available upon request. There can be no assurance that the investment objectives of the Funds can be achieved or that the value of the Contract will equal or exceed the aggregate amount of the purchase payments made under the Contract.

SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets. The Sub-Adviser for the Select Emerging Markets Fund is Schroder Capital Management International Inc.

SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income). The Fund will invest primarily in common stocks of established non-U.S. companies. The Sub-Adviser for the Select International Equity Fund is Bank of Ireland Asset Management (U.S.) Limited.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. The manager of the Portfolio is Rowe-Price Fleming International, Inc.

SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation. The Sub-Adviser for the Select Aggressive Growth Fund is Nicholas-Applegate Capital Management L.P.

SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration, and any income realized on the Fund's investments will be incidental to its primary objective. The Fund will invest primarily in common stock of industries and companies which are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser for the Select Capital Appreciation Fund is T. Rowe Price Associates, Inc.

SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing principally in diversified portfolio of common stocks of small and mid-size companies whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued. The Sub-Adviser for the Select Value Opportunity Fund is Cramer Rosenthal McGlynn, LLC.

SELECT GROWTH FUND -- seeks to achieve growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential. The Sub-Adviser for the Select Growth Fund is Putnam Investment Management, Inc.

SELECT STRATEGIC GROWTH FUND -- seeks long-term growth of capital by investing primarily in common stocks of established companies. The Sub-Adviser for the Select Strategic Growth Fund is Cambiar Investors, Inc.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks. The Sub-Adviser for the Select Growth and Income Fund is John A. Levin & Co., Inc.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a high quality rating. For more information about these lower-rated securities, see the VIP prospectus.

SELECT INCOME FUND -- seeks a high level of current income. The Fund will invest primarily in investment-grade, fixed-income securities. The Sub-Adviser for the Select Income Fund is Standish, Ayer, & Wood, Inc.

MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity. Allmerica Asset Management, Inc. is the Sub-Adviser of the Money Market Fund.

If there is a material change in the investment policy of a Fund, the Owner will be notified of the change. If the Owner has Accumulated Value allocated to that Fund, he or she may have the Accumulated Value reallocated without charge to another Fund or to the Fixed Account, where available, on written request received by the Company within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of the Owner's right to transfer.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISORY SERVICES TO THE TRUST. The overall responsibility for the supervision of the affairs of the Trust vests in the trustees. The Trust has entered into an agreement ("Management Agreement") with

Allmerica Financial Investment Management Services, Inc. ("Manager"), an indirectly wholly owned subsidiary of First Allmerica, to handle the day-to-day affairs of the Trust. The Manager, subject to review by the trustees, is responsible for the general management of the Funds of the Trust. The Manager also performs certain administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities and equipment, and pays the compensation, if any, of officers and trustees affiliated with the Manager.

Other than the expenses specifically assumed by the Manager under the Management Agreement, all expenses incurred in the operation of the Trust are borne by it, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 ("the 1933 Act"), other fees payable to the SEC, independent public accountant, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commission, fees and expenses of the trustees who are not affiliated with the Manager, expenses for proxies, prospectuses, reports to shareholders and other expenses.

For providing its services under the Management Agreement, the Manager will receive a fee, computed daily at an annual rate based on the average daily net asset value of each Fund of the Trust as follows:

FUND                                                                       NET ASSET VALUE        RATE
---------------------------------------------------------------------  -----------------------  ---------
Select Emerging Markets Fund                                                      *                 1.35%

Select International Equity Fund                                         First $100 million         1.00%
                                                                          Next $150 million         0.90%
                                                                          Over $250 million         0.85%

Select Aggressive Growth Fund                                            First $100 million         1.00%
                                                                          Next $150 million         0.90%
                                                                          Over $250 million         0.85%

Select Capital Appreciation Fund                                         First $100 million         1.00%
                                                                          Next $150 million         0.90%
                                                                          Over $250 million         0.85%

Select Value Opportunity Fund                                            First $100 million         1.00%
                                                                          Next $150 million         0.85%
                                                                          Next $250 million         0.80%
                                                                          Next $250 million         0.75%
                                                                          Over $750 million         0.70%

Select Growth Fund                                                                *                 0.85%

Select Strategic Growth Fund                                                      *                 0.85%

Select Growth and Income Fund                                            First $100 million         0.75%
                                                                          Next $150 million         0.70%
                                                                          Over $250 million         0.65%

Select Income Fund                                                        First $50 million         0.60%
                                                                          Next $50 million          0.55%
                                                                          Over $100 million         0.45%

Money Market Fund                                                         First $50 million         0.35%
                                                                          Next $200 million         0.25%
                                                                          Over $250 million         0.20%

For the Select Emerging Markets Fund, Select Growth Fund and Select Strategic Growth Fund, the rate applicable to the Manager does not vary according to the level of assets in the Fund.

Under the management agreement with the Trust, the Manager has entered into agreements with investment advisers ("Sub-Advisers") selected by the Manager and Trustees in consultation with BARRA RogersCasey, Inc. ("BARRA RogersCasey"), a pension consulting firm. The cost of such consultation services is borne by the Manager. BARRA RogersCasey provides consulting services to pension plans representing hundreds of billions of dollars in total assets and, in its consulting capacity, monitors the investment performance of over 1000 investment advisers. BARRA RogersCasey is wholly-controlled by BARRA, Inc. As a consultant, BARRA RogersCasey has no decision-making authority with respect to the Funds, and is not responsible for advice provided by the Manager or the Sub-Advisers.

Each independent Sub-Adviser is selected by using strict objective, quantitative, and qualitative criteria, with special emphasis on the Sub-Adviser's record in managing similar portfolios. In consultation with BARRA RogersCasey, a committee monitors and evaluates the ongoing performance of all of the Funds. The committee may recommend the replacement of a Sub-Adviser, or the addition or deletion of Funds. The committee includes members who may be affiliated or unaffiliated with the Company and the Trust. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.

Under each Sub-Adviser agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the Fund, subject to the Trustees' instructions. The terms of a Sub-Adviser agreement cannot be materially changed without the approval of a majority in interest of the shareholders of the Fund.

The prospectus of the Trust contains additional information concerning the Funds, including information about additional expenses paid by the Funds, and should be read in conjunction with the Prospectus.

INVESTMENT ADVISORY SERVICES TO FIDELITY VIP. For managing investments and business affairs, each Portfolio pays a monthly fee to Fidelity Management. The prospectus of Fidelity VIP contains additional information about the Portfolios, including information about additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.

The Fidelity VIP High Income Portfolio pays a monthly fee to Fidelity Management at an annual fee rate made up of the sum of two components:

    1. A group fee rate based on the monthly average net assets of all the mutual funds advised by Fidelity Management. On an annual basis this rate cannot rise above 0.37%, and will drop as the total assets in these funds rise.

    2. An individual fund fee rate of 0.45% of the Fidelity VIP High Income Portfolio's average net assets throughout the month.

One-twelfth of the annual management fee rate is applied to net assets averaged over the most recent month, resulting in a dollar amount which is the management fee for that month.

Both Fidelity VIP Growth and Fidelity VIP Equity-Income Portfolios' fee rates are made up of two components:

    1. A group fee rate based on the monthly average net assets of all of the mutual funds advised by Fidelity Management. On an annual basis, this rate cannot rise above 0.52%, and will drop as the total assets in these funds rise.

    2. An individual Portfolio fee rate of 0.30% for the Fidelity VIP Growth Portfolio and 0.20% for the Fidelity VIP Equity-Income Portfolio.

One-twelfth of the sum of these two rates is applied to the respective Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

Thus, the Fidelity VIP High Income Portfolio may have a fee as high as 0.82%. The Fidelity VIP Growth Portfolio may have a fee of as high as 0.82% of its average net assets. The Fidelity VIP Equity-Income Portfolio may have a fee as high as 0.72% of its average net assets.

INVESTMENT ADVISORY SERVICES TO T. ROWE PRICE. To cover investment management and operating expenses, the T. Rowe Price International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets.

                          DESCRIPTION OF THE CONTRACT

A. PAYMENTS.

The Company's underwriting requirements, which include receipt of the initial payment and allocation instructions by the Company at its Principal Office, must be met before a Contract can be issued. These requirements also may include the proper completion of an application; however, where permitted, the Company may issue a Contract without completion of an application and/or signature for certain classes of Contracts. Payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax.

The initial net payment will be credited to the Contract and allocated among the requested accounts as of the date that all issue requirements are properly met. If all issue requirements are not complied with within five business days of the Company's receipt of the initial payment, the payment will be returned unless the Owner specifically consents to the holding of the initial payment until completion of any outstanding issue requirements. Subsequent payments will be credited as of the Valuation Date received at the Principal Office.

Payments are not limited as to frequency and number, but there are certain limitations as to amount. Currently, the initial payment must be at least $1,000. Under a salary deduction or monthly automatic payment plan, the minimum initial payment is $50. In all cases, each subsequent payment must be at least $50. Where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a Contract on the employee, if the plan's average annual contribution per eligible plan participant is at least $600. The minimum allocation to a Guarantee Period Account is $1,000. If less than $1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the Money Market Fund of the Trust.

Generally, unless otherwise requested, all payments will be allocated among the accounts in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions. The Owner may change allocation instructions for new payments pursuant to a written or telephone request. If telephone requests are elected by the Owner, a properly completed authorization must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include requirements that callers on behalf of an Owner identify themselves by name and identify the Annuitant by name, date of birth and social security number. All transfer instructions by telephone are tape recorded.

B. RIGHT TO REVOKE CONTRACT.

An individual purchasing a Contract may revoke the Contract at any time within ten days after receipt of the Contract and receive a refund. In order to revoke the Contract, the Owner must mail or deliver the Contract to the agent through whom the Contract was purchased, to the Principal Office of the Company at 440 Lincoln Street, Worcester, MA 01653, or to an authorized representative. Mailing or delivery must occur within ten days after receipt of the Contract for revocation to be effective.

Within seven days the Company will provide a refund equal to the gross payment(s) received. In some states, however, the refund may equal the greater of (a) gross payments or (b) any amounts allocated to the Fixed and the Guarantee Period Accounts plus the Accumulated Value of amounts allocated to the Variable Account plus any amounts deducted under the Contract or by the Funds for taxes, charges or fees. At the time the Contract is issued, the "Right to Examine Contract" provision on the cover page of the Contract will specifically indicate whether the refund will be equal to gross payments or equal to the greater of (a) or (b) as set forth above.

The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.

C. TRANSFER PRIVILEGE.

Prior to the Annuity Date, the Owner may transfer amounts among accounts at any time upon written or telephone request to the Company. As discussed in "A. Payments", a properly completed authorization form must be on file before telephone requests will be honored. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer request.

Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the Money Market Fund.

Currently, the Company makes no charge for transfers. The first 12 transfers in a Contract year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Contract year, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing transfers.

ASSET ALLOCATION MODEL REALLOCATIONS -- If an Owner elects to follow an asset allocation strategy, the Owner may preauthorize transfers in accordance with the chosen strategy. The Company may provide administrative or other support services to independent third parties who provide recommendations as to such allocation strategies. However, the Company does not engage any third parties to offer investment allocation services of any type under this Contract, does not endorse or review any investment allocation recommendations made by such third parties and is not responsible for the investment allocations and transfers transacted on the Owner's behalf. The Company does not charge for providing additional asset allocation support services. Additional information concerning asset allocation programs for which the Company is currently providing support services may be obtained from a registered representative or the Company.

AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING) AND AUTOMATIC ACCOUNT REBALANCING OPTIONS. The Owner may elect automatic transfers of a predetermined dollar amount, not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from the Money Market Fund, the Select Income Fund or the Fixed Account (the source account) to one or more Funds. Automatic transfers may not be made into the Fixed Account, the Guarantee Period Accounts or, if applicable, the Fund being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Funds. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically and the Owner must provide a new request to the Company.

To the extent permitted by state law, the Company reserves the right, from time to time, to credit an enhanced interest rate to certain initial and/or subsequent payments deposited into the Fixed Account and utilizing the Fixed Account as the source account from which to process automatic transfers. For more information see APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as specified by the Owner, the Company will review the percentage allocations in the Funds and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner's request to terminate or change the option is received by the Company. As such, subsequent payments allocated in a manner different from the percentage allocation mix in effect on the date the payment is received will be reallocated in accordance with the existing mix on the next scheduled date unless the Owner's timely request to change the mix or terminate the option is received by the Company.

The Company reserves the right to limit the number of funds that may be utilized for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. Currently, Dollar Cost Averaging and Automatic Account Rebalancing may not be in effect simultaneously. Either option may be elected when the Contract is purchased or at a later date.

D. SURRENDER.

At any time prior to the Annuity Date, an Owner may surrender the Contract and receive an amount equal to the Surrender Value. The Owner must return the Contract and a signed, written request for surrender, satisfactory to the Company, to the Principal Office. The amount payable to the Owner upon surrender will be based on the Contract's Accumulated Value as of the Valuation Date on which the request and the Contract are received at the Principal Office.

Before the Annuity Date, a contingent deferred sales charge may be deducted when a Contract is surrendered if payments have been credited to the Contract during the last seven full Contract years. See "CHARGES AND DEDUCTIONS." The Contract fee will be deducted upon surrender of the Contract.

After the Annuity Date, only Contracts under which a commutable period certain option was elected may be surrendered. The Surrender Amount is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments. No contingent deferred sales charge is imposed after the Annuity Date.

Any amount surrendered is normally payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has by order permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of a separate account is not reasonably practicable.

The right is reserved by the Company to defer surrenders and withdrawals of amounts allocated to the Company's Fixed Account and Guarantee Period Accounts for a period not to exceed six months.

The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program (Texas ORP) are restricted; see "Tax Sheltered Annuities" and "Texas Optional Retirement Program."

For important tax consequences which may result from surrender, see "FEDERAL TAX CONSIDERATIONS."

E. WITHDRAWALS.

At any time prior to the Annuity Date, an Owner may withdraw a portion of the Accumulated Value of his or her Contract, subject to the limits stated below. The Owner must submit a signed, written request for withdrawal, satisfactory to the Company, to the Principal Office. The written request must indicate the dollar amount the Owner wishes to receive and the accounts from which such amount is to be withdrawn. The amount withdrawn equals the amount requested by the Owner plus any applicable contingent deferred sales charge, as described under "CHARGES AND DEDUCTIONS." In addition, amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment, as described under "GUARANTEE PERIOD ACCOUNTS."

Where allocations have been made to more than one account, a percentage of the withdrawal may be allocated to each such account. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn, computed as of the Valuation Date that the request is received at the Principal Office.

Each withdrawal must be in a minimum amount of $100. No withdrawal will be permitted if the Accumulated Value remaining under the Contract would be reduced to less than $1,000. Withdrawals will be paid in accordance with the time limitations described under "D. Surrender."

For important restrictions on withdrawals which are applicable to Owners who are participants under Section 403(b) plans or under the Texas ORP, see "FEDERAL TAX CONSIDERATIONS," "Tax Sheltered Annuities" and "Texas Optional Retirement Program."

For important tax consequences which may result from withdrawals, see "FEDERAL TAX CONSIDERATIONS."

SYSTEMATIC WITHDRAWALS. The Owner may elect an automatic schedule of withdrawals (systematic withdrawals) from amounts in the Sub-Accounts and/or the Fixed Account on a monthly, bi-monthly, quarterly, semi-annual or annual basis. Systematic withdrawals from Guarantee Period Accounts are not available. The minimum amount of each automatic withdrawal is $100, and will be subject to any applicable withdrawal charges. The Owner may elect, by written request, a specific dollar amount and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account, or the Owner may elect to withdraw a specific percentage of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account. The first withdrawal will take place on the date the written request is received at the Principal Office or, if later, on a date specified by the Owner.

If a withdrawal would cause the remaining Accumulated Value to be less than $1,000, systematic withdrawals will be discontinued. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals by written request to the Principal Office only.

LIFE EXPECTANCY DISTRIBUTIONS. Prior to the Annuity Date an Owner who also is the Annuitant may elect to make a series of systematic withdrawals from the Contract according to a life expectancy distribution ("LED") option by returning a properly signed LED request form to the Principal Office. The LED option permits the Owner to make systematic withdrawals from the Contract over his or her lifetime. The amount withdrawn from the Contract changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years.

If an Owner elects the LED option, in each calendar year a fraction of the Accumulated Value is withdrawn based on the Owner's then life expectancy. The numerator of the fraction is 1 (one) and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. The Owner also may elect to receive distributions under an LED option which is determined on the joint life expectancy of the Owner and a beneficiary. The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual distributions, and may terminate the LED option at any time. The LED option will terminate automatically on the maximum Annuity Date permitted under the Contract at which time an Annuity Option must be elected. The Company also may offer other systematic withdrawal options.

Where the Owner is a trust or other non-natural person, the Owner may elect the LED option based on the Annuitant's life expectancy.

If an Owner makes withdrawals under the LED option prior to age 59 1/2, the withdrawals may be treated by the Internal Revenue Service (IRS) as premature distributions from the Contract. The payments then would be taxed on an "income first" basis and be subject to a 10% federal tax penalty. For more information, see "FEDERAL TAX CONSIDERATIONS," "B. Taxation of the Contracts in General."

F. DEATH BENEFIT.

In the event that the Annuitant, Owner or Joint Owner, if applicable, dies while the Contract is in force, the Company will pay the beneficiary a death benefit, except where the Contract is continued as provided in "G. The Spouse of the Owner as Beneficiary." The amount of the death benefit and the time requirements for receipt of payment may vary depending upon whether the Annuitant or an Owner dies first, and whether death occurs prior to or after the Annuity Date.

DEATH OF THE ANNUITANT PRIOR TO THE ANNUITY DATE. At the death of the Annuitant (including an Owner who is also the Annuitant), the benefit is equal to the greatest of (a) the Accumulated Value under the Contract increased by any positive Market Value Adjustment; (b) gross payments, decreased proportionately to reflect withdrawals (for each withdrawal, the proportionate reduction is calculated as the death benefit under this option immediately prior to the withdrawal multiplied by the withdrawal amount and divided by the Accumulated Value immediately prior to the withdrawal); or (c) the death benefit that would have been payable on the most recent contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of (a) the Accumulated Value (increased by any positive Market Value Adjustment) or (b) gross payments. The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of (a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment; (b) gross payments or (c) the locked-in value of the death benefit at the first anniversary. The greatest of (a), (b) or
(c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken. See APPENDIX C, "THE DEATH BENEFIT" for specific examples of death benefit calculations.

DEATH OF AN OWNER WHO IS NOT ALSO THE ANNUITANT PRIOR TO THE ANNUITY DATE. If an Owner who is not also the Annuitant dies before the Annuity Date, the death benefit will be the Accumulated Value increased by any positive Market Value Adjustment. The death benefit never will be reduced by a negative Market Value Adjustment.

PAYMENT OF THE DEATH BENEFIT PRIOR TO THE ANNUITY DATE. The death benefit generally will be paid to the beneficiary in one sum within seven business days of the receipt of due proof of death at the Principal Office unless the Owner has specified a death benefit annuity option. Instead of payment in one sum, the beneficiary may, by written request, elect to:

    (1) defer distribution of the death benefit for a period no more than five years from the date of death; or

    (2) receive a life annuity or an annuity for a period certain not extending beyond the beneficiary's life expectancy, with annuity benefit payments beginning one year from the date of death.

If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Money Market Fund. The excess, if any, of the death benefit over the Accumulated Value also will be added to the Money Market Fund. The beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under (2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required.

With respect to the death benefit, the Accumulated Value under the Contract will be based on the unit values next computed after due proof of the death has been received.

DEATH OF THE ANNUITANT ON OR AFTER THE ANNUITY DATE. If the Annuitant's death occurs on or after the Annuity Date but before completion of all guaranteed annuity benefit payments, any unpaid amounts or installments will be paid to the beneficiary. The Company must pay out the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death.

G. THE SPOUSE OF THE OWNER AS BENEFICIARY.

The Owner's spouse, if named as the sole beneficiary, may by written request continue the Contract in lieu of receiving the amount payable upon death of the Owner. Upon such election, the spouse will become the Owner and Annuitant subject to the following: (1) any value in the Guarantee Period Accounts will be transferred to the Money Market Fund; (2) the excess, if any, of the death benefit over the Contract's Accumulated Value also will be added to the Money Market Fund. This value never will be subject to a surrender charge when withdrawn. Additional payments may be made; however, a surrender charge will apply to these amounts if they have not been invested in the Contract for more than seven years. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Contract upon such new Owner's death.

H. ASSIGNMENT.

The Contract, other than one sold in connection with certain qualified plans, may be assigned by the Owner at any time prior to the Annuity Date and while the Annuitant is alive (see "FEDERAL TAX CONSIDERATIONS"). The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment.

I. ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE.

The Annuity Date is selected by the Owner. To the extent permitted in your state, the Annuity Date may be the first day of any month (1) before the Annuitant's 85th birthday, if the Annuitant's age on the issue date of the Contract is 75 or under; or (2) within ten years from the issue date of the Contract and before the Annuitant's

90th birthday, if the Annuitant's age on the issue date is between 76 and 90. The Owner may elect to change the Annuity Date by sending a request to the Principal Office at least one month before the Annuity Date. The new Annuity Date must be the first day of any month occurring before the Annuitant's 90th birthday, and must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. The Internal Revenue Code ("the Code") and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity option selected. See "FEDERAL TAX CONSIDERATIONS" for further information.

Subject to certain restrictions described below, the Owner has the right (1) to select the annuity option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Annuity benefit payments are determined according to the annuity tables in the Contract, by the annuity option selected, and by the investment performance of the account(s) selected.

To the extent a fixed annuity is selected, Accumulated Value will be transferred to the Fixed Account of the Company, and the annuity benefit payments will be fixed in amount. See APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

Under a variable annuity payout, a payment equal to the value of the fixed number of Annuity Units in the Sub-Account(s) is made monthly, quarterly, semi-annually or annually. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each annuity benefit payment will vary.

The annuity option selected must produce an initial payment of at least $50 (a lower amount may be required in some states). The Company reserves the right to increase this minimum amount. If the annuity option(s) selected do(es) not produce an initial payment which meet this minimum, a single payment may be made. Once the Company begins making annuity benefit payments, the Annuitant cannot make withdrawals or surrender the annuity benefit, except where the Annuitant has elected a commutable period certain option. Beneficiaries entitled to receive remaining payments under either a commutable or non-commutable "period certain" option may elect instead to receive a lump sum settlement. See "Description of Variable Annuity Options."

If the Owner does not elect otherwise, a variable life annuity with periodic payments for ten years guaranteed will be purchased. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.

J. DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS.

The Company provides the variable annuity payout options described below. Currently, variable annuity payout options may be funded through the Sub-Accounts investing in the Select Growth and Income Fund, the Select Income Fund, the Select Growth Fund and the Money Market Fund.

The Company also provides these same options funded through the Fixed Account (fixed annuity payout option). Regardless of how payments were allocated during the accumulation period, any of the variable annuity options or the fixed-amount options may be selected, or any of the variable annuity options may be selected in combination with any of the fixed-amount annuity options. Other annuity options may be offered by the Company. IRS regulations may not permit certain of the available annuity options when used in connection with certain qualified Contracts.

VARIABLE LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR TEN YEARS. This variable annuity is payable periodically during the lifetime of the payee with the guarantee that if the payee should die before all payments have been made, the remaining annuity benefit payments will continue to the beneficiary.

VARIABLE LIFE ANNUITY PAYABLE PERIODICALLY DURING LIFETIME OF THE ANNUITANT ONLY. It would be possible under this option for the Annuitant to receive only one annuity benefit payment if the Annuitant dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if the Annuitant dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the lifetime of the annuitant, no matter how long he or she lives.

UNIT REFUND VARIABLE LIFE ANNUITY. This is an annuity payable periodically during the lifetime of the payee with the guarantee that if (1) exceeds (2), then periodic variable annuity benefit payments will continue to the beneficiary until the number of such payments equals the number determined in (1).

    Where: (1) is the dollar amount of the Accumulated Value divided by the dollar amount of the first payment, and

           (2) is the number of payments paid prior to the death of the payee.

JOINT AND SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable jointly to two payees during their joint lifetime, and then continues thereafter during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant in the Contract or the beneficiary. There is no minimum number of payments under this option.

JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable jointly to two payees during their joint lifetime, and then continues thereafter during the lifetime of the survivor. The amount of each periodic payment to the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant in the Contract or the beneficiary. There is no minimum number of payments under this option.

PERIOD CERTAIN VARIABLE ANNUITY. This variable annuity has periodic payments for a stipulated number of years ranging from one to thirty and may be commutable or noncommutable. A commutable option provides the Annuitant with the right to request a lump sum payment of any remaining balance after annuity payments have commenced. Under a noncommutable period certain option, the Annuitant may not request a lump sum payment. See "Annuity Benefit Payments" in the SAI.

It should be noted that the period certain option does not involve a life contingency. In the computation of the payments under this option, the charge for annuity rate guarantees, which includes a factor for mortality risks, is made. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under a period certain option to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to election of the option made prior to the date of any change in this practice.

K. ANNUITY BENEFIT PAYMENTS.

THE ANNUITY UNIT. On and after the Annuity Date, the Annuity Unit is a measure of the value of the Annuitant's monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the product of (1) the net investment factor of the Sub-Account for the current Valuation Period and (2) a factor to adjust benefits to neutralize the assumed interest rate. The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Contract.

DETERMINATION OF THE FIRST AND SUBSEQUENT ANNUITY BENEFIT PAYMENTS. The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. Variable annuity benefit payments are due on the first of a month, which is the date the payment is to be received by the Annuitant, and currently are based on unit values as of the 15th day of the preceding month.

The Contract provides annuity rates which determine the dollar amount of the first periodic payment under each form of annuity for each $1,000 of applied value. For life contingency options and noncommutable period certain options of ten or more years, (six or more under New York Contracts), the annuity value is the Accumulated Value less any premium taxes and adjusted for any Market Value Adjustment. For commutable period certain options or any period certain option less than ten years, (less than six years under New York Contracts), the value is the Surrender Value less any premium tax. For a death benefit annuity, the annuity value will be the amount of the death benefit. The annuity rates in the Contract are based on a modification of the 1983, (a) Individual Mortality Table on rates.

The amount of the first monthly payment depends upon the form of annuity selected, the sex (however, see "L. NORRIS Decision") and age of the Annuitant and the value of the amount applied under the annuity option. The variable annuity options offered by the Company are based on a 3.5% assumed interest rate. Variable payments are affected by the assumed interest rate used in calculating the annuity option rates. Variable annuity benefit payments will increase over periods when the actual net investment result of the Sub-Account(s) funding the annuity exceeds the equivalent of the assumed interest rate for the period. Variable annuity benefit payments will decrease over periods when the actual net investment result of the respective Sub-Account is less than the equivalent of the assumed interest rate for the period.

The dollar amount of the first periodic annuity benefit payment under life annuity options and noncommutable period certain options of ten years or more (six or more under New York Contracts) is determined by multiplying (1) the Accumulated Value applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value. For commutable period certain options and any period certain option of less than ten years, (less than six years under New York Contracts), the Surrender Value less premium taxes, if any, is used rather than the Accumulated Value. The dollar amount of the first variable annuity benefit payment is then divided by the value of an Annuity Unit of the selected Sub-Account(s) to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option. For each subsequent payment, the dollar amount of the variable annuity benefit payment is determined by multiplying this fixed number of Annuity Units by the value of an Annuity Unit on the applicable Valuation Date. After the first benefit payment, the dollar amount of each periodic variable annuity benefit payment will vary with subsequent variations in the value of the Annuity Unit of the selected Sub-Account(s). The dollar amount of each fixed amount annuity benefit payment is fixed and will not change, except under the joint and two-thirds survivor annuity option.

From time to time, the Company may offer its Owners both fixed and variable annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class.

For an illustration of a variable annuity benefit payment calculation using a hypothetical example, see "Annuity Benefit Payments" in the SAI.

L. NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on the greater of (1) the Company's unisex Non-Guaranteed Current Annuity

Option Rates or (2) the guaranteed unisex rates described in such Contract, regardless of whether the Annuitant is male or female.

M. COMPUTATION OF VALUES.

THE ACCUMULATION UNIT. Each net payment is allocated to the account(s) selected by the Owner. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the net payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses and charges of its Underlying Funds. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account.

Allocations to the Guarantee Period Accounts and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See APPENDIX B.

The Accumulated Value under the Contract is determined by (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date, (2) adding the products, and (3) adding the amount of the accumulations in the Fixed Account and Guarantee Period Accounts, if any.

NET INVESTMENT FACTOR. The Net Investment Factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result from dividing (1) by (2) and subtracting (3) and (4) where:

    (1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

    (2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

    (3) is a charge for mortality and expense risks equal to 1.25% on an annual basis of the daily value of the Sub-Account's assets; and

    (4) is an administrative charge equal to 0.15% on an annual basis of the daily value of the Sub-Account's assets.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

For an illustration of an Accumulation Unit calculation using a hypothetical example see the SAI.

                             CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Funds are described in the prospectuses and SAIs of the Trust, Fidelity VIP, and T. Rowe Price.

A. VARIABLE ACCOUNT DEDUCTIONS.

MORTALITY AND EXPENSE RISK CHARGE. The Company makes a charge of 1.25% on an annual basis of the daily value of each Sub-Account's assets to cover the mortality and expense risk which the Company assumes in relation to the variable portion of the Contract. The charge is imposed during both the accumulation phase and the annuity phase. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity option selected), no matter how long the Annuitant (or other payee) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity phase on all Contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contract and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be .80% for mortality risk and .45% for expense risk.

ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account with a daily charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. The charge is imposed during both the accumulation phase and the annuity phase. The daily Administrative Expense Charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account, without profits. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Contract and the amount of expenses actually attributable to that Contract.

Deductions for the Contract fee (see B below) and for the Administrative Expense Charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

OTHER CHARGES. Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. The prospectuses and SAIs of the Trust, Fidelity VIP, and T. Rowe Price contain additional information concerning expenses of the Underlying Funds.

B. CONTRACT FEE.

A $30 Contract fee currently is deducted on the Contract anniversary date and upon full surrender of the Contract if the Accumulated Value on any of these dates is less than $50,000. The Contract fee is waived for Contracts issued to and maintained by the trustee of a 401(k) plan. Where Contract value has been allocated to more than one account, a percentage of the total Contract fee will be deducted from the value in each account. The portion of the charge deducted from each account will be equal to the percentage which the value in that account bears to the Accumulated Value under the Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that account.

Where permitted by law, the Contract fee also may be waived for Contracts where, on the issue date, either the Owner or the Annuitant is within the following class of individuals: employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract; employees of the Company, its affiliates and subsidiaries; officers, directors, trustees and employees of any of the Funds; investment managers or sub-advisers; and the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents.

C. PREMIUM TAXES.

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%.

The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

    1. if the premium tax was paid by the Company when payments were received, the premium tax charge is deducted on a pro-rata basis when withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for a Contract at the time payments are received); or

    2.  the premium tax charge is deducted when annuity benefit payments begin.

In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law.

If no amount for premium tax was deducted at the time the payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contract value at the time such determination is made.

D. CONTINGENT DEFERRED SALES CHARGE.

No charge for sales expense is deducted from payments at the time the payments are made. A contingent deferred sales charge, however, is deducted from the Accumulated Value in the case of surrender and/or a withdrawal or at the time annuity benefit payments begin, within certain time limits described below.

For purposes of determining the contingent deferred sales charge, the Accumulated Value is divided into three categories: (1) New Payments n payments received by the Company during the seven years preceding the date of the surrender; (2) Old Payments naccumulated payments not defined as New Payments; and (3) the amount available under the Withdrawal Without Surrender Charge provision. See "Withdrawal Without Surrender Charge" below. For purposes of determining the amount of any contingent deferred sales charge, surrenders will be deemed to be taken first from amounts available as a Withdrawal Without Surrender Charge, if any; then from any Old Payments, and then from New Payments. Amounts available as a Withdrawal Without Surrender Charge, followed by Old Payments, may be withdrawn from the Contract at any time without the imposition of a contingent deferred sales charge. If a withdrawal is attributable all or in part to New Payments, a contingent deferred sales charge may apply.

CHARGES FOR SURRENDER AND WITHDRAWAL. If a Contract is surrendered, or if New Payments are withdrawn while the Contract is in force and before the Annuity Date, a contingent deferred sales charge may be imposed. The amount of the charge will depend upon the number of years that the New Payments, if any, to which the withdrawal is attributed have remained credited under the Contract. For the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the earliest New Payment and then from the next earliest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See "FEDERAL TAX CONSIDERATIONS" for a discussion of how withdrawals are treated for income tax purposes.)

The contingent deferred sales charges are as follows:

YEARS FROM
  DATE OF              CHARGE AS PERCENTAGE OF
  PAYMENT              NEW PAYMENTS WITHDRAWN
-----------            -----------------------
Less than 1                     6.5%
     2                          6.0%
     3                          5.0%
     4                          4.0%
     5                          3.0%
     6                          2.0%
     7                          1.0%
More than 7                       0%

The amount withdrawn equals the amount requested by the Owner plus the contingent deferred sales charge, if any. The charge is applied as a percentage of the New Payments withdrawn, but in no event will the total contingent deferred sales charge exceed a maximum limit of 6.5% of total gross New Payments. Such total charge equals the aggregate of all applicable contingent deferred sales charges for surrender, withdrawals, and annuitization.

REDUCTION OR ELIMINATION OF SURRENDER CHARGE. The Company will waive the contingent deferred sales charge in the event that the Owner (or the Annuitant, if the Owner is not an individual) becomes physically disabled after the issue date of the Contract and before attaining age 65. Under New York Contracts, the disability also must exist for a continuous period of at least 4 months. The Company may require proof of such disability and continuing disability, including written confirmation of receipt and approval of any claim for Social Security Disability Benefits and reserves the right to obtain an examination by a licensed physician of its choice and at its expense. In addition, except in New York where not permitted by state law, the Company will waive the contingent deferred sales charge in the event that an Owner (or the Annuitant, if the Owner is not an individual) is: (1) admitted to a medical care facility and remains confined there until the later of one year after the issue date or 90 consecutive days or (2) first diagnosed by a licensed physician as having a fatal illness after the issue date of the Contract.

For purposes of the above provision, "medical care facility" means any state-licensed facility or, in a state that does not require licensing, a facility that is operating pursuant to state law, providing medically necessary inpatient care which is prescribed by a licensed "physician" in writing and based on physical limitations which prohibit daily living in a non-institutional setting; "fatal illness" means a condition diagnosed by a licensed "physician" which is expected to result in death within two years of the diagnosis; and "physician" means a person other than the Owner, Annuitant or a member of one of their families who is state licensed to give medical care or treatment and is acting within the scope of that license.

Where contingent deferred sales charges have been waived under any one of three situations discussed above, no additional payments under this Contract will be accepted.

In addition, where permitted under state law, from time to time the Company may allow a reduction in or elimination of the contingent deferred sales charges, the period during which the charges apply, or both, and/ or credit additional amounts on Contracts, when Contracts are sold to individuals or groups of individuals in a manner that reduces sales expenses. The Company will consider factors such as the following: (1) the size and type of group or class, and the persistency expected from that group or class; (2) the total amount of payments to be received, and the manner in which payments are remitted; (3) the purpose for which the Contracts are being purchased, and whether that purpose makes it likely that costs and expenses will be reduced; (4) other transactions where sales expenses are likely to be reduced; or (5) the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class (for example, broker-dealers who offer this Contract in connection with financial planning services offered on a fee-for-service basis). The Company also may reduce or waive the contingent deferred sales charge, and/or credit additional amounts on Contracts, where either the Owner or the Annuitant on the issue date is within the following class of individuals ("eligible persons"): employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract; employees of the Company, its affiliates and subsidiaries; officers, directors, trustees and employees of any of the Underlying Funds, investment managers or sub-advisers; and the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents. Finally, if permitted under state law, contingent deferred sales charge will be waived under 403(b) Contracts where the amount withdrawn is being contributed to a life policy issued by the Company as part of the individual's 403(b) plan.

Any reduction or elimination in the amount or duration of the contingent deferred sales charge will not discriminate unfairly among purchasers of this Contract. The Company will not make any changes to this charge where prohibited by law.

Pursuant to Section 11 of the 1940 Act and Rule 11a-2 thereunder, the contingent deferred sales charges is modified to effect certain exchanges of existing annuity contracts issued by the Company for the Contract. See "Exchange Offer" in the SAI.

WITHDRAWAL WITHOUT SURRENDER CHARGE. In each calendar year, the Company will waive the contingent deferred sales charge, if any, on an amount ("Withdrawal Without Surrender Charge") equal to the greatest of (1), (2) or (3):

    Where (1) is:  100% of Cumulative Earnings (calculated as the Accumulated
                   Value as of the Valuation Date the Company receives the withdrawal request, or the following day, reduced by total gross payments not previously withdrawn);

    Where (2) is:  10% of the Accumulated Value as of the Valuation Date the
                   Company receives the withdrawal request, or the following day, reduced by the total amount of any prior withdrawals made in the same calendar year to which no contingent deferred sales charge was applied; and

    Where (3) is:  The amount calculated under the Company's life expectancy distribution option (see "Life Expectancy Distributions") whether or not the withdrawal was part of such distribution (applies only if Annuitant is also an Owner).

For example, an 81-year-old Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Free Withdrawal Amount of $1,530, which is equal to the greatest of:

    (1) Cumulative Earnings ($1,000);

    (2) 10% of Accumulated Value ($1,500); or

    (3) LED of 10.2% of Accumulated Value ($1,530).

The Withdrawal Without Surrender Charge first will be deducted from Cumulative Earnings. If the Withdrawal Without Surrender Charge exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously withdrawn on a LIFO basis. If more than one withdrawal is made during the year, on each subsequent withdrawal the Company will waive the contingent deferred sales charge, if any, until the entire Withdrawal Without Surrender Charge has been withdrawn. Amounts withdrawn from a

Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment.

SURRENDERS. In the case of a complete surrender, the amount received by the Owner is equal to the entire Accumulated Value under the Contract, net of the applicable contingent deferred sales charge on New Payments, the Contract fee and any applicable tax withholding, and adjusted for any applicable Market Value Adjustment. Subject to the same rules applicable to withdrawals, the Company will not assess a contingent deferred sales charge on an amount equal to the Withdrawal Without Surrender Charge Amount, described above.

Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the Accumulated Value under the Contract to other Contracts issued by the Company and owned by the trustee, with no deduction for any otherwise applicable contingent deferred sales charge. Any such reallocation will be at the unit values for the Sub-Accounts as of the Valuation Date on which a written, signed request is received at the Principal Office.

For further information on surrender and withdrawal, including minimum limits on amount withdrawn and amount remaining under the Contract in the case of withdrawal, and important tax considerations, see "Surrender" and "Withdrawal" under "DESCRIPTION OF CONTRACT" and see "FEDERAL TAX CONSIDERATIONS."

CHARGE AT THE TIME ANNUITY BENEFIT PAYMENTS BEGIN. If any commutable period certain option or a non-commutable period certain option for less than ten years (six years under a Contract issued in New York), is chosen, a contingent deferred sales charge will be deducted from the Accumulated Value of the Contract if the Annuity Date occurs at any time when the surrender charge would still apply had the Contract been surrendered on the Annuity Date.

No contingent deferred sales charge is imposed at the time of annuitization in any Contract year under an option involving a life contingency or for any non-commutable period certain option for ten years or more (six years or more under a New York contract.) A Market Value Adjustment, however, may apply. See "GUARANTEE PERIOD ACCOUNTS." If the Owner of a fixed annuity contract issued by the Company wishes to elect a variable annuity option, the Company may permit such Owner to exchange, at the time of annuitization, the fixed contract for a Contract offered in this Prospectus. The proceeds of the fixed contract, minus any contingent deferred sales charge applicable under the fixed contract if a period certain option is chosen, will be applied towards the variable annuity option desired by the Owner. The number of Annuity Units under the option will be calculated using the Annuity Unit values as of the 15th of the month preceding the Annuity Date.

E. TRANSFER CHARGE.

The Company currently makes no charge for processing transfers. The Company guarantees that the first 12 transfers in a Contract year will be free of transfer charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract year. For more information, see "C. Transfer Privilege."

                           GUARANTEE PERIOD ACCOUNTS

Due to certain exemptive and exclusionary provisions in the securities laws, interests in the Guarantee Period Accounts and the Company's Fixed Account are not registered as an investment company under the provisions of the 1933 Act or the 1940 Act. Accordingly, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Guarantee Period Accounts or the Fixed Account. Nevertheless, disclosures regarding the Guarantee Period Accounts and the Fixed Account of this Contract or any fixed benefits offered under these accounts may be subject to the provisions of the 1933 Act relating to the accuracy and completeness of statements made in the Prospectus.

INVESTMENT OPTIONS. In most jurisdictions, Guarantee Periods ranging from two through ten years may be available. Each Guarantee Period established for the Owner is accounted for separately in a non-unitized segregated account. Each Guarantee Period Account provides for the accumulation of interest at a Guaranteed Interest Rate. The Guaranteed Interest Rate on amounts allocated or transferred to a Guarantee Period Account is determined from time to time by the Company in accordance with market conditions. Once an interest rate is in effect for a Guarantee Period Account, however, the Company may not change it during the duration of its Guarantee Period. In no event will the Guaranteed Interest Rate be less than 3%.

To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods with durations that differ from those which were available when a Contract initially was issued and to stop accepting new allocations, transfers or renewals to a particular Guarantee Period.

Owners may allocate net payments or make transfers from any of the Sub-Accounts, the Fixed Account or an existing Guarantee Period Account to establish a new Guarantee Period Account at any time prior to the Annuity Date. Transfers from a Guarantee Period Account on any date other than on the day following the expiration of that Guarantee Period will be subject to a Market Value Adjustment. The Company establishes a separate investment account each time the Owner allocates or transfers amounts to a Guarantee Period except that amounts allocated to the same Guarantee Period on the same day will be treated as one Guarantee Period Account. The minimum that may be allocated to establish a Guarantee Period Account is $1,000. If less than $1,000 is allocated, the Company reserves the right to apply that amount to the Money Market Fund. The Owner may allocate amounts to any of the Guarantee Periods available.

At least 45 days, but not more than 75 days, prior to the end of a Guarantee Period, the Company will notify the Owner in writing of the expiration of that Guarantee Period. At the end of a Guarantee Period the Owner may transfer amounts to the Sub-Accounts, the Fixed Account or establish a new Guarantee Period Account of any duration then offered by the Company without a Market Value Adjustment. If reallocation instructions are not received at the Principal Office before the end of a Guarantee Period, the account value automatically will be applied to a new Guarantee Period Account with the same duration unless
(1) less than $1,000 would remain in the Guarantee Period Account on the expiration date, or (2) unless the Guarantee Period would extend beyond the Annuity Date or is no longer available. In such cases, the Guarantee Period Account value will be transferred to the Money Market Fund. Where amounts have been renewed automatically in a new Guarantee Period, the Company will transfer monies out of the Guarantee Period Account without application of a Market Value Adjustment if the Owner's request is received within ten days of the renewal date.

MARKET VALUE ADJUSTMENT. No Market Value Adjustment will be applied to transfers, withdrawals, or a surrender from a Guarantee Period Account on the expiration of its Guarantee Period. In addition, no negative Market Value Adjustment will be applied to a death benefit although a positive Market Value Adjustment, if any, will be applied to increase the value of the death benefit when based on the Contract's Accumulated Value. See "Death Benefit." All other transfers, withdrawals, or a surrender prior to the end of a Guarantee Period will be subject to a Market Value Adjustment, which may increase or decrease the account value. Amounts applied under an annuity option are treated as withdrawals when calculating the Market Value Adjustment. The Market Value Adjustment will be determined by multiplying the amount taken from each Guarantee Period Account before deduction of any Surrender Charge by the market value factor. The market value factor for each Guarantee Period Account is equal to:

                     [(1+i)/(1+j)] to the power of n/365 -1

    where: I is the Guaranteed Interest Rate expressed as a decimal for example: (3% = 0.03) being credited to the current Guarantee Period;

          J is the new Guaranteed Interest Rate, expressed as a decimal, for a Guarantee Period with a duration equal to the number of years remaining in the current Guarantee Period, rounded to the next higher number of whole years. If that rate is not available, the Company will use a suitable rate or index allowed by the Department of Insurance; and

         N is the number of days remaining from the Effective Valuation Date to the end of the current Guarantee Period.

Based on the application of this formula, the value of a Guarantee Period Account will increase after the Market Value Adjustment is applied if the then current market rates are lower than the rate being credited to the Guarantee Period Account. Similarly, the value of a Guarantee Period Account will decrease after the Market Value Adjustment is applied if the then current market rates are higher than the rate being credited to the Guarantee Period Account. The Market Value Adjustment is limited, however, so that even if the account value is decreased after application of a Market Value Adjustment, it will equal or exceed the Owner's principal plus 3% earnings per year less applicable Contract fees. Conversely, if the then current market rates are lower and the account value is increased after the Market Value Adjustment is applied, the increase in value is also affected by the minimum guaranteed rate of 3% such that the amount that will be added to the Guarantee Period Account is limited to the difference between the amount earned and the 3% minimum guaranteed earnings. For examples of how the Market Value Adjustment works, See APPENDIX B.

WITHDRAWALS. Prior to the Annuity Date, the Owner may make withdrawals of amounts held in the Guarantee Period Accounts. Withdrawals from these accounts will be made in the same manner and be subject to the same rules as set forth under "Withdrawals" and "Surrender." In addition, the following provisions also apply to withdrawals from a Guarantee Period Account: (1) a Market Value Adjustment will apply to all withdrawals, including Withdrawals Without Surrender Charge, unless made at the end of the Guarantee Period; and (2) the Company reserves the right to defer payments of amounts withdrawn from a Guarantee Period Account for up to six months from the date it receives the withdrawal request. If deferred for 30 days or more, the Company will pay interest on the amount deferred at a rate of at least 3%.

In the event that a Market Value Adjustment applies to a withdrawal of a portion of the value of a Guarantee Period Account, it will be calculated on the amount requested and deducted or added to the amount remaining in the Guarantee Period Account. If the entire amount in a Guarantee Period Account is requested, the adjustment will be made to the amount payable. If a contingent deferred sales charge applies to the withdrawal, it will be calculated as set forth under "Contingent Deferred Sales Charge" after application of the Market Value Adjustment.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Contract, on withdrawals or surrenders, on annuity benefit payments, and on the economic benefit to the Owner, Annuitant, or beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. In addition, this discussion does not address state or local tax consequences that may be associated with the Contract.

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS RECEIVED UNDER VARIABLE ANNUITY CONTRACTS IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS, AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER ALWAYS SHOULD BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

The Company intends to make a charge for any effect which the income, assets, or existence of the Contract, the Variable Account or the Sub-Accounts may have upon its tax. The Variable Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Variable Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each separate account as though that separate account were a separate taxable entity.

The Variable Account is considered a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Code. The Company files a consolidated tax return with its affiliates.

The IRS has issued regulations relating to the diversification requirements for variable annuity and variable life insurance contracts under Section 817(h) of the Code. The regulations provide that the investments of a segregated asset account underlying a variable annuity contract are adequately diversified if no more than 55% of the value of its assets is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. If the investments are not adequately diversified, the income on a contract, for any taxable year of an owner, would be treated as ordinary income received or accrued by the owner. It is anticipated that the Funds of the Allmerica Investment Trust, the Portfolios of Fidelity VIP and the Portfolio of T. Rowe Price will comply with the current diversification requirements. In the event that future IRS regulations and/or rulings would require Contract modifications in order to remain in compliance with the diversification standards, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.

A.  QUALIFIED AND NON-QUALIFIED CONTRACTS.

From a federal tax viewpoint there are two types of variable annuity contracts, "qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a retirement plan which meets the requirements of Sections 401, 403, or 408 of the Code, while a non-qualified contract is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain withdrawals or surrenders will vary, depending on whether they are made from a qualified contract or a non-qualified contract. For more information on the tax provisions applicable to qualified contracts, see D below.

B.  TAXATION OF THE CONTRACTS IN GENERAL.

The Company believes that the Contracts described in this Prospectus will, with certain exceptions (see "Non-Natural Owner" below), be considered annuity contracts under Section 72 of the Code. This section governs the taxation of annuities. The following discussion concerns annuities subject to Section 72.

WITHDRAWALS PRIOR TO ANNUITIZATION. With certain exceptions, any increase in the Contract's Accumulated Value is not taxable to the Owner until it is withdrawn from the Contract. If the Contract is surrendered or amounts are withdrawn prior to the Annuity Date, any withdrawal of investment gain in value over the cost basis of the Contract will be taxed as ordinary income. Under the current provisions of the Code, amounts received under an annuity contract prior to annuitization (including payments made upon the death of the annuitant or owner), generally are first attributable to any investment gains credited to the contract over the taxpayer's "investment in the contract." Such amounts will be treated as gross income subject to federal income taxation. "Investment in the contract" is the total of all payments to the Contract which were not excluded from the Owner's gross income less any amounts previously withdrawn which were not included in income. Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity contracts issued by the same insurance company to the same owner during a single calendar year be treated as one contract in determining taxable distributions.

ANNUITY PAYOUTS AFTER ANNUITIZATION. When annuity benefit payments are commenced under the Contract, generally a portion of each payment may be excluded from gross income. The excludable portion generally is determined by a formula that establishes the ratio that the investment in the Contract bears to the expected return under the Contract. The portion of the payment in excess of this excludable amount is taxable as ordinary income. Once all the investment in the Contract is recovered, the entire payment is taxable. If the annuitant dies before cost basis is recovered, a deduction for the difference is allowed on the annuitant's final tax return.

PENALTY ON DISTRIBUTION. A 10% penalty tax may be imposed on the withdrawal of investment gains if the withdrawal is made prior to age 59 1/2. The penalty tax will not be imposed on withdrawals taken on or after age 59 1/2, or if the withdrawal follows the death of the Owner (or, if the Owner is not an individual, the death of the primary Annuitant, as defined in the Code) or, in the case of the Owner's "total disability" (as defined in the Code). Furthermore, under Section 72 of the Code, this penalty tax will not be imposed, irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee. This requirement is met when the Owner elects to have distributions made over the Owner's life expectancy, or over the joint life expectancy of the Owner and beneficiary. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same. Any modification, other than by reason of death or disability, of distributions which are part of a series of substantially equal periodic payments that occurs before the Owner's age 59 1/2 or five years, will subject the Owner to the 10% penalty tax on the prior distributions. In addition to the exceptions above, the penalty tax will not apply to withdrawals from a qualified Contract made to an employee who has terminated employment after reaching age 55.

In a Private Letter Ruling, the IRS took the position that where distributions from a variable annuity contract were determined by amortizing the accumulated value of the contract over the taxpayer's remaining life expectancy (such as under the contract's LED option), and the option could be changed or terminated at any time, the distributions failed to qualify as part of a "series of substantially equal payments" within the meaning of Section 72 of the Code. The distributions, therefore, were subject to the 10% federal penalty tax. This Private Letter Ruling may be applicable to an Owner who receives distributions under the LED option prior to age 59 1/2. Subsequent Private Letter Rulings, however, have treated LED-type withdrawal programs as effectively avoiding the 10% penalty tax. The position of the IRS on this issue is unclear.

ASSIGNMENTS OR TRANSFERS. If the Owner transfers (assigns) the Contract to another individual as a gift prior to the Annuity Date, the Code provides that the Owner will incur taxable income at the time of the transfer. An exception is provided for certain transfers between spouses. The amount of taxable income upon such taxable transfer is equal to any investment gain in value over the Owner's cost basis at the time of the transfer. The transfer also is subject to federal gift tax provisions. Where the Owner and Annuitant are different persons, the change of ownership of the Contract to the Annuitant on the Annuity Date, as required under the Contract, is a gift and will be taxable to the Owner as such; however, the Owner will not incur taxable income. Instead, the Annuitant will incur taxable income upon receipt of annuity benefit payments as discussed above.

NON-NATURAL OWNERS. As a general rule, deferred annuity contracts owned by "non- natural persons" (e.g., a corporation) are not treated as annuity contracts for federal tax purposes, and the investment income attributable to contributions made after February 28, 1986 is taxed as ordinary income that is received or accrued by the owner during the taxable year. This rule does not apply to annuity contracts purchased with a single payment when the annuity date is no later than a year from the issue date or to deferred annuities owned by qualified employer plans, estates, employers with respect to a terminated pension plan, and entities other than employers, such as a trust, holding an annuity as an agent for a natural person. This exception, however, will not apply in cases of any employer who is the owner of an annuity contract under a non-qualified deferred compensation plan.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax-exempt employers for their employees may invest in annuity contracts. Contributions and investment earnings are not taxable to employees until distributed; however, with respect to payments made after February 28, 1986, a Contract owned by a state or local government or a tax-exempt organization will not be treated as an annuity under
Section 72 as well. In addition, plan assets are treated as property of the employer, and are subject to the claims of the employer's general creditors.

C.  TAX WITHHOLDING.

The Code requires withholding with respect to payments or distributions from non-qualified contracts and IRAs, unless a taxpayer elects not to have withholding. A 20% withholding requirement applies to distributions from most other qualified contracts. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

The tax treatment of certain withdrawals or surrenders of the non-qualified Contracts offered by this Prospectus will vary according to whether the amount withdrawn or surrendered is allocable to an investment in the Contract made before or after certain dates.

D.  PROVISIONS APPLICABLE TO QUALIFIED EMPLOYER PLANS.

The tax rules applicable to qualified retirement plans, as defined by the Code, are complex and vary according to the type of plan. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity contract used to fund such benefits. As such, the following is simply a general description of various types of qualified plans that may use the Contract. Before purchasing any annuity contract for use in funding a qualified plan, more specific information should be obtained.

Qualified Contracts may include special provisions (endorsements) changing or restricting rights and benefits otherwise available to owners of non-qualified Contracts. Individuals purchasing a qualified Contract should carefully review any such changes or limitations which may include restrictions to ownership, transferability, assignability, contributions, and distributions.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT SHARING PLANS. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish similar plans for themselves and their employees. Employers intending to use qualified Contracts in connection with such plans should seek competent advice as to the suitability of the Contract to their specific needs and as to applicable Code limitations and tax consequences.

The Company can provide prototype plans for certain pension or profit sharing plans for review by the plan's legal counsel. For information, ask your financial representative.

INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). Note: This term covers all IRAs permitted under Section 408(b) of the Code, including Roth IRAs. IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of an IRA Contract will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract as described in this Prospectus. See "B. Right to Revoke Individual Retirement Annuity."

Eligible employers that meet specified criteria may establish simplified employee pension plans (SEP-IRAs) or SIMPLE IRA plans for their employees using IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs and may be deductible to the employer.

TAX-SHELTERED ANNUITIES ("TSAS"). Under the provisions of Section 403(b) of the Code, payments made to annuity Contracts purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that total annual payments do not exceed the maximum contribution permitted under the Code. Purchasers of TSA contracts should seek competent advice as to eligibility, limitations on permissible payments and other tax consequences associated with the contracts.

Withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) made to a TSA contract after December 31, 1988, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. In the case of hardship, an Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

TEXAS OPTIONAL RETIREMENT PROGRAM. Distributions under a TSA contract issued to participants in the Texas Optional Retirement Program may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These additional restrictions are imposed under the Texas Government Code and a prior opinion of the Texas Attorney General.

                                    REPORTS

An Owner is sent a report semi-annually which states certain financial information about the Underlying Funds. The Company also will furnish an annual report to the Owner containing a statement of his or her account, including Accumulation Unit values and other information as required by applicable law, rules and regulations.

                        LOANS (QUALIFIED CONTRACTS ONLY)

Loans are available to Owners of TSA Contracts (i.e., contracts issued under Section 403(b) of the Code) and to Contracts issued to plans qualified under Sections 401(a) and 401(k) of the Code. Loans are subject to provisions of the Code and to applicable qualified retirement plan rules. Tax advisors and plan fiduciaries should be consulted prior to exercising loan privileges.

Loaned amounts will be withdrawn first from Sub-Account and Fixed Account values on a pro-rata basis until exhausted. Thereafter, any additional amounts will be withdrawn from the Guarantee Period Accounts (pro-rata by duration and LIFO within each duration), subject to any applicable Market Value Adjustments. The maximum loan amount will be determined under the Company's maximum loan formula. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract and the amount borrowed will be transferred to a loan asset account within the Company's General Account, where it will accrue interest at a specified rate below the then-current loan rate. Generally, loans must be repaid within five years or less, and repayments must be made quarterly and in substantially equal amounts. Repayments will be allocated pro-rata in accordance with the most recent payment allocation, except that any allocations to a Guarantee Period Account will instead be allocated to the Money Market Fund.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund no longer are available for investment or if, in the Company's judgment, further investment in any Underlying Fund should become inappropriate in view of the purposes of the Variable Account or the affected Sub-Account, the Company may withdraw the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Variable Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by an Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares corresponding to a new Underlying Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Underlying Funds also are issued to variable accounts of the Company and its affiliates which issue variable life contracts ("mixed funding"). Shares of the Portfolios also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although the Company, the Trust, Fidelity VIP and T. Rowe Price do not currently foresee any such disadvantages to either variable life insurance owners or variable annuity owners, the Company and the respective trustees intend to monitor events in order to identify any material conflicts between such owners, and to determine what action, if any, should be taken in response thereto. If the trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

If any of these substitutions or changes are made, the Company may endorse the Contract to reflect the substitution or change, and will notify Owners of all such changes. If the Company deems it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Variable Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

The Company reserves the right, subject to compliance with applicable law, to
(1) transfer assets from the Variable Account or any of its Sub-Accounts to another of the Company's separate accounts or sub-accounts having assets of the same class, (2) to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law, (3) to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act, (4) to substitute the shares of any other registered investment company for the Underlying Fund shares held by a Sub-Account, in the event that Underlying Fund shares are unavailable for investment, or if the Company determines that further investment in such Underlying Fund shares is inappropriate in view of the purpose of the Sub-Account, (5) to change the methodology for determining the net investment factor, and (6) to change the names of the Variable Account or of the Sub-Accounts. In no event will the changes described above be made without notice to Owners in accordance with the 1940 Act.

                   CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered, and to make any change to provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation.

                                 VOTING RIGHTS

The Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Owners and, after the Annuity Date, from the Annuitants. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Fund, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to Contracts in the same proportion. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Contract, the Company reserves the right to do so.

The number of votes which an Owner or Annuitant may cast will be determined by the Company as of the record date established by the Underlying Fund. During the accumulation period, the number of Underlying Fund shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Contract by the net asset value of one Underlying Fund share. During the annuity period, the number of Underlying Fund shares attributable to each Annuitant will be determined by dividing the reserve held in each Sub-Account for the Annuitant's Variable Annuity by the net asset value of one Underlying Fund share. Ordinarily, the Annuitant's voting interest in the Underlying Fund will decrease as the reserve for the Variable Annuity is depleted.

                                  DISTRIBUTION

The Contract offered by this Prospectus may be purchased from certain independent broker-dealers which are registered under the Securities and Exchange Act of 1934 Act and members of the National Association of Securities Dealers, Inc. ("NASD"). The Contract also is offered through Allmerica Investments, Inc., which is the principal underwriter and distributor of the Contracts. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, is a registered broker-dealer, a member of the NASD and an indirectly wholly owned subsidiary of First Allmerica.

The Company pays commissions not to exceed 6.0% of payments to broker-dealers which sell the Contract. Alternative commission schedules are available with lower initial commission amounts based on payments, plus ongoing annual compensation of up to 1% of Contract value. To the extent permitted by NASD rules, promotional incentives or payments also may be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature, and similar services.

The Company intends to recoup commissions and other sales expenses through a combination of anticipated contingent deferred sales charges and profits from the Company's General Account. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to Owners or to the Variable Account. Any contingent deferred sales charges assessed on a Contract will be retained by the Company.

Owners may direct any inquiries to their financial representative or to Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, Telephone 1-800-366-1492.

                                    SERVICES

The Company receives fees from the investment advisers or other service providers of certain Underlying Funds in return for providing certain services to Owners. Currently, the Company receives service fees with respect to the Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, and Fidelity VIP High Income Portfolio, at an annual rate of 0.10% of the aggregate net asset value, respectively, of the shares of such Underlying Funds held by the Variable Account. With respect to the T. Rowe Price International Stock Portfolio, the Company receives service fees at an annual rate of 0.15% per annum of the aggregate net asset value of shares held by the Variable Account. The Company may in the future render services for which it will receive compensation from the investment advisers or other service providers of other Underlying Funds.

                                 LEGAL MATTERS

There are no legal proceedings pending to which the Variable Account is a party.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rule and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account generally are not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed portion of the annuity Contract and the Fixed Account may be subject to the provisions of the 1933 Act concerning the accuracy and completeness of statements made in this Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to a separate account. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. A portion or all of net payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Under the Contract, the minimum interest which may be credited on amounts allocated to the Fixed Account is 3% compounded annually. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

If a Contract is surrendered, or if an excess amount is withdrawn while the Contract is in force and before the Annuity Date, a contingent deferred sales charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Contract for seven full Contract years.

To the extent permitted by state law, the Company reserves the right, from time to time, to credit an enhanced interest rate to certain initial and/or subsequent payments ("eligible payments") which are deposited into the Fixed Account under an Automatic Transfer Option (dollar cost averaging election) that uses the Fixed Account as the source account from which automatic transfers are then processed. The following are not considered eligible payments: amounts transferred into the Fixed Account from the Variable Account and/or the Guarantee Period Accounts; amounts already in the Fixed Account at the time an eligible payment is deposited and amounts transferred to the Contract from another annuity contract issued by the Company.

An eligible payment must be automatically transferred out of the Fixed Account over a continuous six month period. The enhanced rate will apply during the six month period to any portion of the eligible payment remaining in the Fixed Account. Amounts automatically transferred out of the Fixed Account will no longer earn the enhanced rate of interest and, as of the date of transfer, will be subject to the variable investment performance of the Sub-Account(s) transferred into. If the automatic transfer option is terminated prior to the end of the six month period, the enhanced rate will no longer apply. The Company reserves the right to extend the period of time that the enhanced rate will apply.

                                   APPENDIX B
               SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: SURRENDER CHARGES

FULL SURRENDER -- Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no partial withdrawals and that the Withdrawal Without Surrender Charge Amount is equal to the greater of 10% of the Accumulated Value or the accumulated earnings in the Contract. The table below presents examples of the surrender charge resulting from a full surrender, based on Hypothetical Accumulated Values.

           HYPOTHETICAL     WITHDRAWAL        SURRENDER
CONTRACT   ACCUMULATED   WITHOUT SURRENDER      CHARGE       SURRENDER
  YEAR        VALUE        CHARGE AMOUNT      PERCENTAGE      CHARGE
---------  ------------  -----------------  --------------  -----------
    1      $  54,000.00     $  5,400.00            6.5%     $  3,159.00
    2         58,320.00        8,320.00            6.0%        3,000.00
    3         62,985.60       12,985.60            5.0%        2,500.00
    4         68,024.45       18,024.45            4.0%        2,000.00
    5         73,466.40       23,466.40            3.0%        1,500.00
    6         79,343.72       29,343.72            2.0%        1,000.00
    7         85,691.21       35,691.21            1.0%          500.00
    8         92,546.51       42,546.51              0%            0.00

WITHDRAWALS -- Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume that the Withdrawal Without Surrender Charge Amount is equal to the greater of 10% of the current Accumulated Value or the accumulated earnings in the Contract and there are withdrawals as detailed below. The table below presents examples of the surrender charge resulting from withdrawals, based on Hypothetical Accumulated Values:

           HYPOTHETICAL                  WITHDRAWAL        SURRENDER
CONTRACT   ACCUMULATED                WITHOUT SURRENDER      CHARGE       SURRENDER
  YEAR        VALUE      WITHDRAWALS    CHARGE AMOUNT      PERCENTAGE      CHARGE
---------  ------------  -----------  -----------------  --------------  -----------
    1      $  54,000.00       $0.00      $  5,400.00            6.5%          $0.00
    2         58,320.00        0.00          8,320.00            6.0   %       0.00
    3         62,985.60        0.00         12,985.60            5.0   %       0.00
    4         68,024.45   30,000.00         18,024.45            4.0   %     479.02
    5         41,066.40   10,000.00          4,106.64            3.0   %     176.80
    6         33,551.72    5,000.00          3,355.17            2.0   %      32.90
    7         30,835.85   10,000.00          3,083.59            1.0   %      69.16
    8         22,502.72   15,000.00          2,250.27            0.0   %       0.00

PART 2: MARKET VALUE ADJUSTMENT

The market value factor is: [(1+i)/(1+j)] to the power of n/365 -1

    The following examples assume:

     1. The payment was allocated to a ten-year Guarantee Period Account with a Guaranteed Interest Rate of 8%.

     2. The date of surrender is seven years (2,555 days) from the expiration date.

     3. The value of the Guarantee Period Account is equal to $62,985.60 at the end of three years.

     4. No transfers or withdrawals affecting this Guarantee Period Account have been made.

     5. Surrender charges, if any, are calculated in the same manner as shown in the examples in Part 1.

NEGATIVE MARKET VALUE ADJUSTMENT (UNCAPPED)

Assume that on the date of surrender, the current rate (j) is 10.00% or 0.10

    The market value factor    = [(1+i)/(1+j)] to the power of n/365 -1

                               = [(1+.08)/(1+.10)] to the power of 2555/365 -1

                               = (.98182) to the power of 7 -1

                               = -.12054

The market value adjustment    = the market value factor multiplied by the
                               withdrawal

                               = -.12054X$62,985.60

                               = -$7,592.11

POSITIVE MARKET VALUE ADJUSTMENT (UNCAPPED)

Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07

    The market value factor    = [(1+i)/(1+j)] to the power of n/365 -1

                               = [(1+.08)/(1+.07)] to the power of 2555/365 -1

                               = (1.0093) to the power of 7 -1

                               = .06694

The market value adjustment    = the market value factor multiplied by the
                               withdrawal

                               = .06694X$62,985.60

                               = $4,216.26

NEGATIVE MARKET VALUE ADJUSTMENT (CAPPED)

Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11

    The market value factor    = [(1+i)/(1+j)] to the power of n/365 -1

                               = [(1+.08)/(1+.11)] to the power of 2555/365 -1

                               = (.97297) to the power of 7 -1

                               = -.17454

The market value adjustment    = Minimum of the market value factor multiplied
                               by the withdrawal or the negative of the excess interest earned over 3%

                               = Minimum (-.17454X$62,985.60 or -$8,349.25)

                               = Minimum (-$10,993.51 or -$8,349.25)

                               = -$8,349.25

POSITIVE MARKET VALUE ADJUSTMENT (CAPPED)

Assume that on the date of surrender, the current rate (j) is 6.00% or 0.06

    The market value factor    = [(1+i)/(1+j)] to the power of n/365 -1

                               = [(1+.08)/(1+.06)] to the power of 2555/365 -1

                               = (1.01887) to the power of 7 -1

                               = .13981

The market value adjustment    = Minimum of the market value factor multiplied
by the withdrawal
                                 or the excess interest earned over 3%

    The market value factor    = Minimum of (.13981X$62,985.60 or $8,349.25)

                               = Minimum of ($8,806.02 or $8,349.25)

                               = $8,349.25

                                   APPENDIX C
           DIFFERENCES UNDER THE ALLMERICA SELECT RESOURCE I CONTRACT

1. The Guarantee Period Accounts are not available under Allmerica Select Resource I.

2. The waiver of surrender charge offered in Allmerica Select Resource II if you become disabled prior to age 65, are diagnosed with a terminal illness or remain confined in a nursing home for the later of one year after issue or 90 days (see "Elimination or Reduction of Surrender Charges") is not available under Allmerica Select Resource I. Note: The waiver for terminal illness and for confinement in a nursing home are not available in New York under either Allmerica Resource I or Allmerica Resource II.

3. The Withdrawal Without Surrender Charge privilege under Allmerica Select Resource I does not provide access to cumulative earnings without charge. In addition, the 10% free amount is based on the prior December 31 Accumulated Value rather than 10% of the Accumulated Value as of the date the withdrawal request is received.

4. The death benefit under Allmerica Select Resource I is the greatest of: 1) Your total payments less any withdrawals; 2) the Accumulated Value of the Contract; or 3) the amount that would have been payable as a death benefit on the most recent fifth Contract anniversary, increased to reflect additional payments and reduced to reflect withdrawals since that date.

5. Any payment to the Fixed Account offered under Allmerica Select Resource I must be at least $500 and is locked in for one year from the date of deposit. At the end of one year, a payment may be transferred or renewed in the Fixed Account for another full year at the guaranteed rate in effect on that date. The minimum guaranteed rate is 3 1/2%. The Fixed Account is not available to Owners who purchased Allmerica Select Resource I in Oregon. The Fixed Account offered under Allmerica Select Resource I in Massachusetts does not contain any age restrictions. (See APPENDIX A. for discussion of Fixed Account under Allmerica Select Resource II)

6. The $30 Contract fee under Allmerica Select Resource I is not waived under any circumstances.

7. Because of the differences between the free withdrawal provisions and the application of the Contract fee, the following examples apply to the Allmerica Select Resource I contract rather than the examples on page 14 and 15 of this prospectus:

(a) WITH SURRENDER CHARGE                               1 YEAR       3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------     --------     ---------     ---------     ---------
Select Emerging Markets Fund......................          $94          $153          $208          $371
Select International Equity Fund..................          $86          $128          $166          $288
T. Rowe Price International Stock Portfolio.......          $85          $126          $163          $281
Select Aggressive Growth Fund.....................          $85          $124          $159          $274
Select Capital Appreciation Fund..................          $86          $127          $165          $286
Select Value Opportunity Fund.....................          $85          $125          $161          $280
Select Growth Fund................................          $84          $122          $157          $269
Select Strategic Growth Fund......................          $85          $124          $159          $274
Fidelity VIP Growth Portfolio.....................          $82          $115          $145          $245
Select Growth and Income Fund.....................          $83          $118          $149          $253
Fidelity VIP Equity-Income Portfolio..............          $81          $112          $140          $233
Fidelity VIP High Income Portfolio................          $82          $116          $146          $247
Select Income Fund................................          $82          $116          $146          $247
Money Market Fund.................................          $79          $106          $128          $209

(b) WITHOUT SURRENDER CHARGE                            1 YEAR       3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------     --------     ---------     ---------     ---------
Select Emerging Markets Fund......................          $35          $105          $178          $371
Select International Equity Fund..................          $26          $79           $135          $288
T. Rowe Price International Stock Portfolio.......          $25          $77           $132          $281
Select Aggressive Growth Fund.....................          $24          $75           $128          $274
Select Capital Appreciation Fund..................          $26          $79           $134          $286
Select Value Opportunity Fund.....................          $25          $77           $131          $280
Select Growth Fund................................          $24          $74           $126          $269
Select Strategic Growth Fund......................          $24          $75           $128          $274
Fidelity VIP Growth Portfolio.....................          $22          $66           $114          $245
Select Growth and Income Fund.....................          $22          $69           $118          $253
Fidelity VIP Equity-Income Portfolio..............          $20          $63           $108          $233
Fidelity VIP High Income Portfolio................          $22          $67           $115          $247
Select Income Fund................................          $22          $67           $115          $247
Money Market Fund.................................          $18          $56           $96           $209

The total contract fees collected under the Contracts by the Company are divided by the total average net assets attributable to the Policies contracts. The resulting percentage is 0.060%, and the amount of the contract fee is assumed to be $0.60 in the Examples.

                                      C-2